UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act File Number: 811-02396

T. Rowe Price New Income Fund, Inc.

(Exact name of registrant as specified in charter)

100 East Pratt Street, Baltimore, MD 21202

(Address of principal executive offices)

David Oestreicher
100 East Pratt Street, Baltimore, MD 21202

(Name and address of agent for service)

Registrant’s telephone number, including area code: (410) 345-2000

Date of fiscal year end: May 31

Date of reporting period: November 30, 2016

Item 1. Report to Shareholders

New Income Fund	November 30, 2016

The views and opinions in this report were current as of November 30, 2016. They are not guarantees of performance or investment results and should not be taken as investment advice. Investment decisions reflect a variety of factors, and the managers reserve the right to change their views about individual stocks, sectors, and the markets at any time. As a result, the views expressed should not be relied upon as a forecast of the fund’s future investment intent. The report is certified under the Sarbanes-Oxley Act, which requires mutual funds and other public companies to affirm that, to the best of their knowledge, the information in their financial reports is fairly and accurately stated in all material respects.

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Manager’s Letter

Fellow Shareholders

After a good start to 2016, bond returns fell back a bit in the six months ended November 30, 2016. Improved economic data before the election and hopes for even faster growth under the incoming Trump administration weighed on securities that are vulnerable to rising interest rates, especially Treasury bonds. The same growth expectations also benefited bonds with some credit risk, however, helping mitigate the effect of rising rates for diversified portfolios such as ours.

The New Income Fund returned -0.88% over the six months ended November 30, 2016. The fund narrowly outperformed its benchmark but trailed its peer group average. This underperformance versus peers was due in large part to our focus on higher-quality assets in an environment that saw lower-quality issues outperform, as well as to our relatively neutral allocation to corporate bonds, which fared better than most other fixed income sectors. (Performance for Advisor, R, and I Class shares can vary, reflecting their different fee structures and other factors. Past performance cannot guarantee future results.)

ECONOMY AND INTEREST RATES

Bonds recorded modest losses in the first half of our fiscal year due mostly to a rise in Treasury yields. Longer-term yields actually headed lower at the start of the period, reaching a trough in early July after a weak May payrolls report raised new questions about the strength of the U.S. economic expansion. Britain’s vote to leave the European Union in late June put further downward pressure on yields, as nervous investors sold out of the euro and the British pound, in particular, and sought U.S. dollar-denominated assets. Yields then turned a corner and began to rise late in the summer on speculation that the European Central Bank would begin to taper its asset purchases, which had been indirectly suppressing U.S. yields to some degree. A pickup in U.S. hiring and other economic data also raised the probability that the Federal Reserve would raise interest rates before the year was over—which it did on December 14, soon after our reporting period ended.

What Rising Rates Mean for Bonds

With the Federal Reserve expected to continue its measured approach to interest rate hikes, yields on U.S. Treasuries and other fixed income securities may slowly increase from the low levels of the recent past. We expect the Fed to pause after each increase in the federal funds rate and to carefully analyze incoming U.S. economic data to be sure that the long recovery from the global financial crisis is durable enough to withstand further incremental moves toward normalization of monetary policy. The Fed's more gradual approach to interest rate normalization than previous cycles nonetheless brings the risk of rising rates to the forefront for bond investors. Higher interest rates weigh on the prices of most types of bonds.

Importantly, investors also need to understand that not all bonds or bond funds would respond uniformly in such an environment. In particular, the duration of a bond or bond fund, which is tied in part to its maturity, provides important information about how the asset will perform when rates change. Also, some bond sectors and bonds of varying quality are better insulated from rate changes and may even perform well as rates rise.

A bond fund's duration (shown in the Portfolio Characteristics exhibit) is the most precise indicator of how the fund will respond to rising rates. If a bond fund has a duration of 5.3 years, for example, the fund's net asset value (NAV) would be expected to fall about 5.3% in value for every one-percentage-point rise in rates. Even this is only part of the picture, however—rising rates will also generally mean higher dividends per share as the fund invests in new, higher-yielding bonds. As a result, the fund's total return (change in NAV plus dividend income) is unlikely to fall as steeply as the duration indicates.

Generally, bond funds with a shorter weighted average maturity—in other words, those with holdings that come due sooner—have lower durations and should fare better than funds with longer average maturities when rates rise. This is because investors in the bonds will not be locked into lower yields, or coupon payments, for long. When the fund receives principal payments from maturing bonds, it can reinvest them at a higher yield. Indeed, for investors in a bond fund with a low duration and a low weighted average maturity, higher rates can mean an increase in income potential.

Some fixed income sectors offer an added degree of protection from rising rates. Floating rate funds invest in bank loans where the interest rate on the loan is periodically reset, meaning that investors face very little interest rate risk. However, the bank loans usually have a credit profile that is below investment quality, which means these investments may have greater exposure to default risk than investment-grade bonds. Mortgage-backed securities typically fare better than other bonds of similar maturity when rates rise modestly, as fewer homeowners will refinance and pay off their loans early.

In addition, lower-quality bonds with a price that is highly sensitive to the issuer's credit rating (shown in the Quality Diversification exhibit) may perform better as rates increase. Rising rates often accompany a strengthening economy, which can lead to credit upgrades for lower-rated issuers. Also, the higher yields offered by lower-quality bonds provide an additional cushion to total return if bond prices fall as interest rates increase. However, lower-quality bonds are generally exposed to greater credit risk than other bonds because the securities carry a higher risk of default.

The U.S. presidential election and the dawn of “Trumponomics” provided a further and more substantial boost to long-term rates. While many details remained unresolved, President-elect Trump’s plans to cut taxes while boosting spending on infrastructure and defense seemed likely to deliver a package of faster economic growth, widening deficits, and higher interest rates and inflation. The yield on the 10-year Treasury note, having closed at 1.86% on the eve of election results on November 8, rose 51 basis points (0.51%) over the remaining few weeks of our reporting period. While the rise was dramatic, some context is important: The increase left the yield, at 2.37%, only modestly above where it had been at the start of 2016 and roughly in line with where it had been the previous summer.

As shown in the Major Index Returns table on page 3, higher-risk and lower-quality credits generally performed best in this environment. The rise in interest rates dealt the largest blow to Treasury bonds, whose prices are most sensitive to rate changes. Conversely, lower-quality corporate bonds benefited from a higher-yield cushion, or a greater income component to their total return. These issues also got a boost from narrowing credit spreads—the additional yield required by investors in riskier securities—as better earnings prospects boosted sentiment. High yield bond investors were particularly glad to witness continued stabilization in oil prices, which lessened the threat of bankruptcies and facilitated balance sheet repair among the sector’s large number of energy issuers.

PERFORMANCE AND INVESTMENT REVIEW

As we have described in past letters, we invest in higher-yielding and higher-risk securities in cases where we see an opportunity to do so without compromising our overall risk-aware approach. Making measured investments in areas such as high yield corporate bonds permits us not only the chance to add income to the portfolio, but such securities can also serve an important diversifying role because they often perform differently than higher-quality issues in a given environment. This was true over the past six months, when our out-of-benchmark allocations to high yield bonds and bank loans significantly boosted the portfolio’s relative results.

We also look outside the benchmark to find opportunities in Treasury inflation protected securities, or TIPS. Our TIPS holdings benefited returns as inflation expectations, while still low, rose off negligible levels. Along with the expected boost from the Trump administration’s planned fiscal expansion, inflationary pressures seemed likely to come from OPEC’s agreement to cut oil production. The TIPS market also benefited from a general sense that the Fed would move slowly in raising rates, permitting some moderate inflation in return for further labor market gains. We increased our modest exposure to the segment with the expectation that both the OPEC agreement and the Trump election victory will at least keep a floor under inflation.

As shown in the Security Diversification pie chart on page 4, mortgage-backed securities (MBS) make up the fund’s largest allocation. Our overweight in the sector slightly detracted from returns as interest rate volatility picked up, but we more than compensated for this through our MBS security selection. We also benefited from our exposure to non-agency MBS—or those not issued by Fannie Mae, Freddie Mac, or Ginnie Mae. While lacking a government backing, these securities benefited from diminishing supply and solidifying housing fundamentals, along with their higher yields.

As valuations have grown richer for agency MBS, we have trimmed our exposure to the rate-sensitive segment. We have also trimmed our overweight in commercial mortgage-backed securities due to weakening fundamentals in certain property types, challenging liquidity, and some concerns about particular issues approaching maturity that may have trouble obtaining refinancing. Over the longer term, however, we expect to maintain an emphasis on this generally high-quality segment to take advantage of our securitized credit team’s in-depth research.

Our large overweight in asset-backed securities (ABS), such as those backed by credit card and auto loan debt, weighed somewhat on returns as investors generally overlooked this higher-quality asset class in favor of assets offering better yields but more credit risk. We are maintaining our overweight here as well, as ABS are supported by strong consumer fundamentals and provide ballast to the portfolio due to their lower volatility and modest duration, or sensitivity to changing interest rates.

The market’s same bias toward lower quality favored our underweight to Treasury bonds, as credit-sensitive sectors generally outperformed. Our interest rate positioning detracted a bit, as did our small position in Mexican bonds and the peso, which performed poorly following Trump’s election. We ended the period with no non-dollar exposure, as we have hedged our Mexican bond holdings back to the U.S. dollar in expectation of further dollar strength. Our derivatives exposure generally detracted from results in the period, primarily due to the use of Treasury futures contracts to manage interest rate risk.

OUTLOOK

The coming months may prove pivotal for bond investors. To be sure, the promise of a “Trump reflation,” which has resulted in euphoria in the stock market, is an inverse source of concern for fixed income investors. A heavy dose of stimulus this late in the economic cycle risks overheating the economy and triggering inflation, which could elicit a more forceful tightening response from the Fed than markets currently anticipate.

But we are also highly aware of the challenges that will face the incoming administration in passing new stimulus through Congress, as well as in assembling “shovel ready” infrastructure projects that actually boost growth. The mixed results of the stimulus undertaken in 2009 suggest that putting people to work and stimulating growth may be more difficult in the current capital-intensive and labor-saving economy than it was during the Great Depression. And while tax reform and the easing of regulatory burdens may lift economic optimism and growth, the mix and form such proposals will take is far from certain at this point.

The condition of the U.S. economy when and if stimulus does arrive also remains highly uncertain, and a growth environment that is weaker than many expect could well absorb new stimulus without causing a spike in inflation. The sluggish global economy may keep a lid on U.S. growth, especially if the eurozone is undermined by political turmoil as elections in several nations test the wave of populist backlash in Europe that picked up speed with Brexit. Heightened trade tensions could also weigh on the domestic and international economy. While Mexico has borne the brunt of worries about the new administration’s trade policies, the potential for heightened trade tensions between the U.S. and China appears to hold the greater risk for global growth.

How the Fed will react to the recent uptick in growth and promise of fiscal expansion also remains to be seen. Will officials allow the economy to “run hot,” as some Fed communications have suggested? We will be paying particular attention to the “dot plot” predictions of policymakers, which chart out their individual expectations for the path of future increases in the federal funds rate, and comparing these projections with what has been priced in to the Treasury market. The December revision to the dot plots is now suggesting three increases in 2017 instead of the two predicted last September, but it will be important to know if policymakers are also increasing their longer-term rate expectations. The next release is in March. We will also be on the lookout for unofficial signals from Fed officials that a shift in policy is on the horizon. If the Fed sets out on a firm path toward higher rates, while central banks in Europe and Japan continue with aggressive monetary stimulus, such policy divergence could create its own dislocations within the context of a more closely knit global economy.

Moreover, the changing political and growth environment holds promise alongside peril for diversified bond investors. In my last letter, I noted that corporate debt fundamentals had weakened as corporations had feasted on cheap debt, while many firms had favored shareholders over bondholders by using cash to fund acquisitions or to buy back stock—signs of an aging corporate debt cycle. These concerns have not disappeared, but the prospect for lower corporate taxes, infrastructure spending, and deregulation have lengthened the runway for corporate debt by holding out the potential for improved fundamentals. For this reason, we have recently increased our exposure to investment-grade corporate issues at the margin, and we have maintained our high yield exposure despite the sector’s strong recent performance and higher valuations.

The recent sell-off in bonds is perhaps signaling a regime change to the modest growth, low-inflation environment that has been rewarding to bond investors in recent years. Perhaps the new Trump administration will usher in a new era of higher economic growth accompanied by a modest lift in inflation. Current bond yields acknowledge this risk, but I also believe—and rightly so—that bond yields also incorporate a healthy dose of skepticism. The markets have called an end to the era of extraordinary monetary accommodation and low yields several times before, only to be disappointed. Investors have learned that broader disinflationary trends driven in part by demographics and technology have been difficult to counter.

If bond yields stabilize near current levels in the coming months, investors should be able to reap decent income gains. Meanwhile, I am confident that our broad diversification and research-driven approach will continue to lead us to pockets of the market where valuations are disconnected from credit fundamentals. I am fortunate to work with a large team of analysts possessing a broad range of expertise in the search for these opportunities, and I look forward to reporting to you on our collective efforts in my next letter.

As always, I appreciate your confidence and thank you for investing with T. Rowe Price.

Respectfully submitted,

Daniel O. Shackelford
Chairman of the fund’s Investment Advisory Committee

December 15, 2016

The committee chairman has day-to-day responsibility for managing the portfolio and works with committee members in developing and executing the fund’s investment program.

RISKS OF BOND INVESTING

Bonds are subject to interest rate risk, the decline in bond prices that usually accompanies a rise in interest rates, and credit risk, the chance that any fund holding could have its credit rating downgraded or that a bond issuer will default (fail to make timely payments of interest or principal), potentially reducing the fund’s income level and share price. MBS are subject to prepayment risk, particularly if falling rates lead to heavy refinancing activity, and extension risk, which is an increase in interest rates that causes a fund’s average maturity to lengthen unexpectedly due to a drop in mortgage prepayments. This could increase the fund’s sensitivity to rising interest rates and its potential for price declines.

GLOSSARY

Basis point: One one-hundredth of a percentage point, or 0.01%.

Bloomberg Barclays U.S. Aggregate Bond Index: An unmanaged index that tracks domestic investment-grade bonds, including corporate, government, and mortgage-backed securities.

Bloomberg Barclays U.S. Credit Baa Index: A measure of corporate and noncorporate fixed income securities that are rated investment grade (Baa by Moody’s Investors Service and BBB by Standard & Poor’s).

Bloomberg Barclays U.S. Mortgage-Backed Securities Index: An unmanaged index that tracks the performance of the mortgage-backed pass-through securities of Ginnie Mae (GNMA), Fannie Mae (FNMA), and Freddie Mac (FHLMC).

Bloomberg Barclays U.S. Treasury Bond Index: An unmanaged index of publicly traded obligations of the U.S. Treasury.

Credit Suisse High Yield Index: An index that tracks the performance of domestic noninvestment-grade corporate bonds.

Duration: A measure of a bond fund’s sensitivity to changes in interest rates. For example, a fund with a duration of five years would fall about 5% in price in response to a one-percentage-point rise in interest rates, and vice versa.

Federal funds rate (or target rate): The interest rate charged on overnight loans of reserves by one financial institution to another in the United States. The Federal Reserve sets a target federal funds rate to affect the direction of interest rates.

Lipper averages: The averages of available mutual fund performance returns for specified time periods in categories defined by Lipper Inc.

SEC yield (30-day): A method of calculating a fund’s yield that assumes all portfolio securities are held until maturity. Yield will vary and is not guaranteed.

Treasury inflation protected securities (TIPS): Income-generating bonds that are issued by the federal government and whose interest and principal payments are adjusted for inflation. The inflation adjustment, which is typically applied monthly to the principal of the bond, follows a designated inflation index, such as the consumer price index.

Weighted average maturity: A measure of a fund’s interest rate sensitivity. In general, the longer the average maturity, the greater the fund’s sensitivity to interest rate changes. The weighted average maturity may take into account the interest rate readjustment dates for certain securities.

Yield curve: A graphic depiction of the relationship between yields and maturity dates for a set of similar securities. A security with a longer maturity usually has a higher yield. If a short-term security offers a higher yield, then the curve is said to be “inverted.” If short- and long-term bonds are offering equivalent yields, then the curve is said to be “flat.”

Performance and Expenses

Growth of $10,000

This chart shows the value of a hypothetical $10,000 investment in the fund over the past 10 fiscal year periods or since inception (for funds lacking 10-year records). The result is compared with benchmarks, which may include a broad-based market index and a peer group average or index. Market indexes do not include expenses, which are deducted from fund returns as well as mutual fund averages and indexes.

Fund Expense Example

As a mutual fund shareholder, you may incur two types of costs: (1) transaction costs, such as redemption fees or sales loads, and (2) ongoing costs, including management fees, distribution and service (12b-1) fees, and other fund expenses. The following example is intended to help you understand your ongoing costs (in dollars) of investing in the fund and to compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the most recent six-month period and held for the entire period.

Please note that the fund has four share classes: The original share class (Investor Class) charges no distribution and service (12b-1) fee, Advisor Class shares are offered only through unaffiliated brokers and other financial intermediaries and charge a 0.25% 12b-1 fee, R Class shares are available to retirement plans serviced by intermediaries and charge a 0.50% 12b-1 fee, and I Class shares are available to institutionally oriented clients and impose no 12b-1 or administrative fee payment. Each share class is presented separately in the table.

Actual Expenses
The first line of the following table (Actual) provides information about actual account values and expenses based on the fund’s actual returns. You may use the information on this line, together with your account balance, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number on the first line under the heading “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes
The information on the second line of the table (Hypothetical) is based on hypothetical account values and expenses derived from the fund’s actual expense ratio and an assumed 5% per year rate of return before expenses (not the fund’s actual return). You may compare the ongoing costs of investing in the fund with other funds by contrasting this 5% hypothetical example and the 5% hypothetical examples that appear in the shareholder reports of the other funds. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period.

Note: T. Rowe Price charges an annual account service fee of $20, generally for accounts with less than $10,000. The fee is waived for any investor whose T. Rowe Price mutual fund accounts total $50,000 or more; accounts electing to receive electronic delivery of account statements, transaction confirmations, prospectuses, and shareholder reports; or accounts of an investor who is a T. Rowe Price Preferred Services, Personal Services, or Enhanced Personal Services client (enrollment in these programs generally requires T. Rowe Price assets of at least $100,000). This fee is not included in the accompanying table. If you are subject to the fee, keep it in mind when you are estimating the ongoing expenses of investing in the fund and when comparing the expenses of this fund with other funds.

You should also be aware that the expenses shown in the table highlight only your ongoing costs and do not reflect any transaction costs, such as redemption fees or sales loads. Therefore, the second line of the table is useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. To the extent a fund charges transaction costs, however, the total cost of owning that fund is higher.

Unaudited

The accompanying notes are an integral part of these financial statements.

Unaudited

The accompanying notes are an integral part of these financial statements.

Unaudited

The accompanying notes are an integral part of these financial statements.

Unaudited

Financial Highlights
For a share outstanding throughout each period

I Class

	6 Months Ended 11/30/16	8/28/15 Through 5/31/16
NET ASSET VALUE		
Beginning of period	$ 9.57	$ 9.45
Investment activities		
Net investment income[1]	0.11[2]	0.11[2]
Net realized and unrealized gain / loss	(0.18)	0.20
Total from investment activities	(0.07)	0.31
Distributions		
Net investment income	(0.13)	(0.19)
NET ASSET VALUE		
End of period	$ 9.37	$ 9.57

Ratios/Supplemental Data

Total return[3]	(0.81)%[2]	3.37%[2]
Ratio of total expenses to average net assets	0.42%[2][4]	0.43%[2][4]
Ratio of net investment income to average net assets	2.28%[2][4]	1.68%[2][4]
Portfolio turnover rate[5]	59.1%	164.3%
Portfolio turnover rate, excluding mortgage dollar roll transactions	31.6%	73.7%
Net assets, end of period (in millions)	$ 2,199	$ 1,562

(1) Per share amounts calculated using average shares outstanding method.
(2) See Note 6. Excludes expenses permanently waived 0.01% and 0.01% of average net assets for the six months ended 11/30/16 and for the period ended 5/31/16, related to investments in T. Rowe Price mutual funds.
(3) Total return reflects the rate that an investor would have earned on an investment in the fund during the period, assuming reinvestment of all distributions. Total return is not annualized for periods less than one year.
(4) Annualized
(5) The portfolio turnover rate calculation includes purchases and sales from the mortgage dollar roll transactions (see Note 4).

The accompanying notes are an integral part of these financial statements.

Unaudited

Portfolio of Investments ‡

(Amounts in 000s)

	Par/Shares	$ Value
CORPORATE BONDS 27.0%		
FINANCIAL INSTITUTIONS 9.8%		
Banking 6.7%		
Banco Santander Chile, 3.875%, 9/20/22 (1)	18,645	19,056
Bank of America, 3.248%, 10/21/27 (2)	43,310	41,208
Bank of America, 3.30%, 1/11/23	50,390	50,427
Bank of America, 4.20%, 8/26/24	6,725	6,828
Bank of America, 4.45%, 3/3/26	27,820	28,355
Bank of America, 5.625%, 7/1/20 (2)	53,125	58,499
Bank of America, 5.65%, 5/1/18	22,100	23,224
Barclays, 2.75%, 11/8/19	32,805	32,703
Barclays, 4.375%, 1/12/26	1,300	1,299
Barclays, 5.20%, 5/12/26	71,830	71,635
Barclays Bank, 5.14%, 10/14/20	49,454	52,139
BBVA Bancomer, 4.375%, 4/10/24 (1)	45,790	45,126
BBVA Bancomer, 6.50%, 3/10/21	30,850	32,716
BBVA Bancomer, 6.75%, 9/30/22	11,000	11,782
BPCE, 4.50%, 3/15/25 (1)	79,610	76,848
BPCE, 4.875%, 4/1/26 (1)(2)	40,050	39,542
BPCE, 5.15%, 7/21/24 (1)	31,369	31,591
Citigroup, 3.20%, 10/21/26 (2)	125,790	119,456
Credit Suisse, 6.50%, 8/8/23 (1)	10,410	10,998
Discover Bank, 2.60%, 11/13/18	13,205	13,319
Discover Bank, 3.10%, 6/4/20	40,000	40,439
Discover Financial Services, 3.75%, 3/4/25 (2)	24,305	23,587
Goldman Sachs, 3.50%, 11/16/26	53,780	52,382
Goldman Sachs, 4.25%, 10/21/25	34,050	34,384
Goldman Sachs, 5.75%, 1/24/22	67,665	76,361
Goldman Sachs, 6.75%, 10/1/37	34,458	42,248
HSBC Holdings, 2.65%, 1/5/22	25,770	25,073

HSBC Holdings, 2.95%, 5/25/21	35,605	35,385
HSBC Holdings, VR, 6.375%, 3/29/49	42,050	40,999
ING Bank, VR, 4.125%, 11/21/23	49,990	50,561
JPMorgan Chase, 4.50%, 1/24/22 (2)	44,350	47,781
JPMorgan Chase, VR, 2.112%, 10/24/23 (2)	151,540	152,511
Keycorp, 2.90%, 9/15/20 (2)	49,890	50,427
Morgan Stanley, 2.625%, 11/17/21 (2)	58,970	58,285
Morgan Stanley, 3.125%, 7/27/26	29,790	28,395
Morgan Stanley, 3.70%, 10/23/24	18,570	18,764
Morgan Stanley, 3.75%, 2/25/23 (2)	85,765	88,129
Morgan Stanley, 3.875%, 1/27/26	9,620	9,715
Morgan Stanley, 4.35%, 9/8/26	35,725	36,302
Morgan Stanley, 5.00%, 11/24/25	53,920	57,546
Nationwide Building Society, 3.90%, 7/21/25 (1)	39,455	40,424
Nationwide Building Society, 4.00%, 9/14/26 (1)	29,945	28,122
Royal Bank of Scotland, 4.80%, 4/5/26	87,908	86,114
Santander U.K., 2.875%, 10/16/20	13,530	13,352
Santander U.K., 2.875%, 8/5/21	53,360	52,230
Toronto-Dominion Bank, VR, 3.625%, 9/15/31 (2)	10,350	9,989
UBS Group Funding, 4.125%, 9/24/25 (1)(2)	66,015	66,247
		2,032,503
Finance Companies 0.1%		
GATX, 2.50%, 3/15/19	27,365	27,406
GATX, 4.85%, 6/1/21 (2)	14,815	15,959
		43,365
Insurance 1.7%		
ACE INA Holdings, 2.30%, 11/3/20 (2)	23,290	23,248
ACE INA Holdings, 4.35%, 11/3/45	18,765	19,519
Aetna, 3.20%, 6/15/26 (2)	37,410	36,370

Aflac, 3.25%, 3/17/25	45,420	44,813
Aflac, 3.625%, 6/15/23 (2)	14,925	15,442
Anthem, 3.50%, 8/15/24 (2)	35,860	35,819
Anthem, 4.65%, 1/15/43	16,910	16,780
CNA Financial, 3.95%, 5/15/24 (2)	12,260	12,397
CNA Financial, 5.875%, 8/15/20	21,430	23,712
CNO Financial, 5.25%, 5/30/25 (2)	13,000	12,984
Humana, 3.85%, 10/1/24 (2)	33,965	34,640
Humana, 4.95%, 10/1/44	33,180	33,881
Liberty Mutual Group, 4.85%, 8/1/44 (1)(2)	52,825	51,402
MetLife, STEP, 3.048%, 12/15/22 (2)	5,805	5,821
Principal Financial Group, VR, 4.70%, 5/15/55	39,225	38,229
Provident, 7.00%, 7/15/18	12,053	12,999
Reinsurance Group of America, 4.70%, 9/15/23 (2)	30,614	32,383
Reinsurance Group of America, 5.00%, 6/1/21	24,405	25,946
Reinsurance Group of America, 6.45%, 11/15/19 (2)	5,130	5,662
Trinity Acquisition, 3.50%, 9/15/21 (2)	10,200	10,200
Unum Group, 5.625%, 9/15/20 (2)	11,480	12,467
		504,714
Real Estate Investment Trusts 1.3%		
Boston Properties, 2.75%, 10/1/26	70,000	64,471
Boston Properties, 3.65%, 2/1/26	20,960	20,820
Brixmor Operating Partnership, 3.25%, 9/15/23	42,670	41,137
Brixmor Operating Partnership, 4.125%, 6/15/26 (2)	57,211	56,759
Kilroy Realty, 6.625%, 6/1/20	9,675	10,839
Kimco Realty, 2.80%, 10/1/26 (2)	22,695	21,155
MPT Operating Partnership, 5.25%, 8/1/26	8,325	7,826
Simon Property Group, 2.50%, 9/1/20	45,560	45,886
Ventas Realty, 3.25%, 10/15/26 (2)	51,880	49,317
VEREIT Operating Partnership, 4.60%, 2/6/24	16,705	17,060

VEREIT Operating Partnership, 4.875%, 6/1/26	26,455	27,116
WEA Finance, 3.25%, 10/5/20 (1)	31,595	32,167
Weingarten Realty Investors, 3.25%, 8/15/26 (2)	10,000	9,459
		404,012
Total Financial Institutions		2,984,594
INDUSTRIAL 16.3%		
Basic Industry 0.4%		
Ecolab, 2.70%, 11/1/26 (2)	16,280	15,478
International Paper, 4.40%, 8/15/47	53,905	49,130
Invista Finance, 4.25%, 10/15/19 (1)	18,540	18,494
Solvay Finance, 4.45%, 12/3/25 (1)	34,580	35,888
		118,990
Capital Goods 0.9%		
Arconic, 6.15%, 8/15/20 (2)	62,622	67,475
Harris, 2.70%, 4/27/20 (2)	6,710	6,671
Harris, 3.832%, 4/27/25	9,435	9,513
Holcim, 6.00%, 12/30/19 (1)	10,837	11,917
Lockheed Martin, 3.55%, 1/15/26 (2)	36,565	37,405
Lockheed Martin, 3.60%, 3/1/35 (2)	11,950	11,343
Lockheed Martin, 3.80%, 3/1/45	26,950	25,029
Martin Marietta Materials, 4.25%, 7/2/24 (2)	24,403	24,788
Mohawk Industries, 3.85%, 2/1/23	21,529	21,899
Roper Technologies, 3.00%, 12/15/20	27,605	27,952
Wabtec, 3.45%, 11/15/26 (1)	23,745	22,820
		266,812
Communications 4.1%		
21st Century Fox America, 4.75%, 9/15/44	60,995	60,389
Altice, 7.625%, 2/15/25 (1)	5,050	5,176

AT&T, 4.80%, 6/15/44	42,075	39,481
CC Holdings, 3.849%, 4/15/23 (2)	52,945	54,000
Charter Communications Operating, 4.908%, 7/23/25 (1)(2)	89,200	93,031
Charter Communications Operating, 6.384%, 10/23/35 (1)	6,530	7,281
Charter Communications Operating, 6.484%, 10/23/45 (1)	44,865	50,543
Crown Castle, 5.25%, 1/15/23 (2)	13,695	14,876
Crown Castle International, 4.45%, 2/15/26	25,890	26,602
Crown Castle Towers, 3.222%, 5/15/22 (1)	4,785	4,820
Crown Castle Towers, 3.663%, 5/15/45 (1)	52,455	53,181
Crown Castle Towers, 4.883%, 8/15/40 (1)	4,040	4,322
Crown Castle Towers, 6.113%, 1/15/40 (1)	25,101	27,489
Grain Spectrum Funding, 4.00%, 10/10/18 (1)	33,920	33,876
GTP Acquisition Partners, 2.50%, 6/15/45 (1)	51,375	50,419
Interpublic Group of Companies, 3.75%, 2/15/23	35,347	35,625
Interpublic Group of Companies, 4.00%, 3/15/22	10,485	10,854
Interpublic Group of Companies, 4.20%, 4/15/24	34,612	35,590
Omnicom Group, 3.60%, 4/15/26 (2)	20,440	20,301
Omnicom Group, 3.65%, 11/1/24	47,690	48,060
SBA Tower Trust, 2.898%, 10/15/44 (1)	18,815	18,837
SBA Tower Trust, 2.933%, 12/15/42 (1)	4,660	4,660
SBA Tower Trust, 3.156%, 10/15/45 (1)	35,680	35,908
SBA Tower Trust, 3.598%, 4/15/43 (1)	20,855	20,841
SBA Tower Trust, 3.869%, 10/15/49 (1)	51,235	50,824
SES, 3.60%, 4/4/23 (1)(2)	16,220	15,837
Sirius XM Radio, 5.25%, 8/15/22 (1)	56,417	58,956
Sky, 3.75%, 9/16/24 (1)	13,335	13,311
Telefonica Emisiones, 4.57%, 4/27/23	1,290	1,346
Thomson Reuters, 3.35%, 5/15/26 (2)	8,315	8,061
Time Warner Cable, 6.55%, 5/1/37	27,780	31,055
Time Warner Cable, 6.75%, 6/15/39	32,563	37,073

Time Warner Cable, 7.30%, 7/1/38	3,150	3,751
Verizon Communications, 4.272%, 1/15/36	45,570	43,431
Verizon Communications, 6.40%, 9/15/33 (2)	138,675	167,356
WPP Finance 2010, 3.625%, 9/7/22 (2)	11,070	11,394
WPP Finance 2010, 3.75%, 9/19/24	18,332	18,434
WPP Finance 2010, 4.75%, 11/21/21 (2)	36,892	40,080
		1,257,071
Consumer Cyclical 2.4%		
Alibaba Group Holding, 3.125%, 11/28/21	34,956	35,181
Alibaba Group Holding, 3.60%, 11/28/24	34,045	33,716
Amazon.com, 3.80%, 12/5/24 (2)	34,790	36,463
CVS Caremark, 3.50%, 7/20/22 (2)	25,220	25,935
CVS Caremark, 3.875%, 7/20/25	4,585	4,700
Delphi, 4.15%, 3/15/24 (2)	38,455	39,657
Delphi Automotive, 4.25%, 1/15/26 (2)	25,440	26,440
Dollar Tree, 5.75%, 3/1/23	28,150	30,050
Expedia, 5.00%, 2/15/26 (2)	69,455	71,271
General Motors, 4.00%, 4/1/25 (2)	36,790	35,607
General Motors Financial, 3.15%, 1/15/20 (2)	52,340	52,341
JD.com, 3.125%, 4/29/21	43,000	42,478
O'Reilly Automotive, 4.625%, 9/15/21	4,695	5,056
O'Reilly Automotive, 4.875%, 1/14/21	29,976	32,218
Priceline Group, 3.60%, 6/1/26 (2)	36,645	36,220
Priceline Group, 3.65%, 3/15/25	35,715	35,672
QVC, 3.125%, 4/1/19	41,605	42,111
QVC, 4.375%, 3/15/23 (2)	41,030	39,926
QVC, 4.45%, 2/15/25 (2)	7,560	7,192
QVC, 4.85%, 4/1/24	38,455	37,833

Visa, 4.30%, 12/14/45	46,565	48,534
		718,601
Consumer Non-Cyclical 3.6%		
Abbott Laboratories, 2.90%, 11/30/21 (2)	42,590	42,416
Abbott Laboratories, 3.75%, 11/30/26	74,955	73,931
AbbVie, 4.45%, 5/14/46	46,185	43,134
Agilent Technologies, 3.20%, 10/1/22	6,695	6,720
Agilent Technologies, 3.875%, 7/15/23 (2)	6,725	6,910
Biogen, 2.90%, 9/15/20 (2)	10,210	10,349
Biogen, 4.05%, 9/15/25	42,000	43,166
Bunge Limited Finance, 3.20%, 6/15/17 (2)	20,200	20,379
Catholic Health Initiatives, 2.95%, 11/1/22	14,480	14,188
Celgene, 3.875%, 8/15/25 (2)	182,047	185,117
Express Scripts Holding, 4.50%, 2/25/26	41,290	42,717
Express Scripts Holding, 4.80%, 7/15/46 (2)	32,005	30,569
Gilead Sciences, 3.65%, 3/1/26	56,540	56,907
Imperial Tobacco Finance, 2.95%, 7/21/20 (1)(2)	54,135	54,396
Imperial Tobacco Finance, 4.25%, 7/21/25 (1)	15,726	16,199
Kaiser Permanente, 3.50%, 4/1/22	14,530	15,001
Life Technologies, 6.00%, 3/1/20	4,187	4,566
Mead Johnson Nutrition, 4.125%, 11/15/25	8,285	8,471
Newell Rubbermaid, 5.50%, 4/1/46	25,660	29,064
Novant Health, 5.85%, 11/1/19	8,220	9,109
Perrigo, 2.30%, 11/8/18	10,855	10,855
Perrigo, 4.00%, 11/15/23 (2)	13,075	13,039
Perrigo Finance, 3.50%, 12/15/21	14,585	14,774
Reynolds American, 3.25%, 11/1/22	15,085	14,982
Reynolds American, 4.00%, 6/12/22 (2)	19,655	20,670
Reynolds American, 4.45%, 6/12/25	32,315	34,153
Reynolds American, 5.85%, 8/15/45 (2)	17,585	20,737

Shire Acquisition Investments Ireland, 2.40%, 9/23/21	9,455	9,127
Shire Acquisition Investments Ireland, 2.875%, 9/23/23	41,650	39,798
Shire Acquisition Investments Ireland, 3.20%, 9/23/26	46,100	43,209
Teva Pharmaceutical Finance III, 2.20%, 7/21/21 (2)	9,135	8,753
Teva Pharmaceutical Finance III, 2.80%, 7/21/23 (2)	33,300	31,387
Teva Pharmaceutical Finance III, 3.15%, 10/1/26 (2)	31,085	28,651
Thermo Fisher Scientific, 3.00%, 4/15/23 (2)	15,960	15,808
Thermo Fisher Scientific, 3.30%, 2/15/22	18,650	18,927
Thermo Fisher Scientific, 4.15%, 2/1/24 (2)	34,565	36,050
Valeant Pharmaceuticals, 6.375%, 10/15/20 (1)(2)	10,000	8,500
		1,082,729
Energy 2.8%		
Anadarko Petroleum, 6.375%, 9/15/17 (2)	1,853	1,927
APT Pipelines, 3.875%, 10/11/22 (1)	19,635	19,583
Concho Resources, 5.50%, 10/1/22	3,950	4,069
Concho Resources, 5.50%, 4/1/23 (2)	8,575	8,832
Enbridge, 4.00%, 10/1/23	14,570	14,616
Enbridge, 4.25%, 12/1/26 (2)	11,865	11,945
Enbridge, 5.50%, 12/1/46	18,585	19,057
Encana, 3.90%, 11/15/21 (2)	9,400	9,263
Enterprise Products Operations, 3.95%, 2/15/27 (2)	14,040	14,067
Enterprise Products Operations, 4.85%, 3/15/44	22,360	21,524
Enterprise Products Operations, 5.95%, 2/1/41	21,697	23,558
Enterprise Products Operations, 7.55%, 4/15/38 (2)	9,250	11,527
EQT, 4.875%, 11/15/21 (2)	21,945	23,377
EQT, 8.125%, 6/1/19	22,636	25,467
Hess, 5.80%, 4/1/47 (2)	11,965	11,527
Kinder Morgan, 5.05%, 2/15/46 (2)	5,125	4,695
Kinder Morgan, 5.55%, 6/1/45	38,240	38,072
Kinder Morgan Energy Partners, 5.95%, 2/15/18 (2)	8,585	8,958

Kinder Morgan Finance, 6.00%, 1/15/18 (1)	23,115	24,068
Magellan Midstream Partners, 4.25%, 9/15/46 (2)	14,240	12,911
Sabine Pass Liquefaction, 5.00%, 3/15/27 (1)	68,255	67,231
Sabine Pass Liquefaction, 5.75%, 5/15/24	11,950	12,607
Sabine Pass Liquefaction, VR, 5.625%, 4/15/23 (2)	13,125	13,748
Schlumberger Holdings, 3.00%, 12/21/20 (1)	30,895	31,404
Schlumberger Holdings, 3.625%, 12/21/22 (1)	26,670	27,513
Schlumberger Holdings, 4.00%, 12/21/25 (1)(2)	56,765	58,786
Shell International Finance, 2.125%, 5/11/20 (2)	42,730	42,584
Shell International Finance, 2.875%, 5/10/26	44,430	42,783
Shell International Finance, 3.25%, 5/11/25 (2)	77,930	77,608
Spectra Energy Capital, 3.30%, 3/15/23 (2)	32,845	31,444
Spectra Energy Partners, 3.375%, 10/15/26 (2)	10,900	10,309
Spectra Energy Partners, 4.50%, 3/15/45	6,365	5,849
TransCanada Pipelines, 4.875%, 1/15/26 (2)	48,280	53,196
Western Gas Partners, 4.00%, 7/1/22	46,509	46,580
Woodside Finance, 3.65%, 3/5/25 (1)	13,200	12,763
Woodside Finance, 3.70%, 9/15/26 (1)	25,106	24,114
		867,562
Technology 1.0%		
Arrow Electronics, 4.00%, 4/1/25	42,555	41,475
Avnet Electronic, 4.625%, 4/15/26	16,325	15,840
Avnet Electronic, 4.875%, 12/1/22	30,360	31,486
Baidu, 2.75%, 6/9/19	28,080	28,495
Keysight Technologies, 4.55%, 10/30/24	50,205	50,017
Proven Honour, 4.125%, 5/19/25	25,000	25,106
Tencent Holdings, 2.875%, 2/11/20 (1)	31,410	31,549
Tencent Holdings, 3.80%, 2/11/25	33,975	34,542

United Airlines, Pass-Thru Trust, Series 2013-1, Class A, ETC 4.30%, 2/15/27	20,461	21,561
		324,334
Total Industrial		4,938,862
UTILITY 0.9%		
Electric 0.8%		
Constellation Energy, 5.15%, 12/1/20 (2)	21,200	22,994
Duke Energy, 2.65%, 9/1/26 (2)	21,900	20,294
Duke Energy, 3.75%, 9/1/46 (2)	23,695	21,005
Exelon, 2.85%, 6/15/20 (2)	14,510	14,696
FirstEnergy, 7.375%, 11/15/31 (2)	14,575	18,159
FirstEnergy Transmission, 4.35%, 1/15/25 (1)	57,385	59,219
Origin Energy Finance, 3.50%, 10/9/18 (1)	34,005	34,430
Southern Company, 2.95%, 7/1/23	62,870	62,136
		252,933
Natural Gas 0.1%		
Sempra Energy, 2.85%, 11/15/20 (2)	18,620	18,780
		18,780
Total Utility		271,713
Total Corporate Bonds (Cost $8,164,881)		8,195,169
BANK LOANS 0.3% (10)		
Communications 0.1%		
Intelsat Jackson Holdings, VR, 3.75%, 6/30/19	29,300	28,226
Match Group, VR, 5.50%, 11/16/22	7,310	7,319
		35,545

Consumer Cyclical 0.1%		
Jo-Ann Stores, VR, 6.00%, 9/29/23	15,725	15,686
		15,686
Technology 0.1%		
Avago Technologies, VR, 3.538%, 2/1/23	26,567	26,810
Western Digital, VR, 4.50%, 4/29/23	23,820	24,080
		50,890
Total Bank Loans (Cost $99,578)		102,121
ASSET-BACKED SECURITIES 10.5%		
Car Loan 5.2%		
Ally Auto Receivables Trust Series 2014-3, Class A3 1.28%, 6/17/19	6,776	6,780
Ally Auto Receivables Trust Series 2014-3, Class A4 1.72%, 3/16/20	31,790	31,917
Ally Auto Receivables Trust Series 2015-1, Class A4 1.75%, 5/15/20	10,025	10,076
Ally Master Owner Trust Series 2014-1, Class A2 1.29%, 1/15/19	20,610	20,612
Ally Master Owner Trust Series 2014-4, Class A2 1.43%, 6/17/19	39,037	39,077
Ally Master Owner Trust Series 2015-3, Class A 1.63%, 5/15/20	70,585	70,625
AmeriCredit Automobile Receivables Trust Series 2012-4, Class C 1.93%, 8/8/18	906	907
AmeriCredit Automobile Receivables Trust Series 2012-5, Class C 1.69%, 11/8/18	1,246	1,246

AmeriCredit Automobile Receivables Trust Series 2013-5, Class D 2.86%, 12/9/19	11,285	11,463
AmeriCredit Automobile Receivables Trust Series 2014-1, Class C 2.15%, 3/9/20	11,595	11,670
AmeriCredit Automobile Receivables Trust Series 2014-2, Class C 2.18%, 6/8/20	9,408	9,473
AmeriCredit Automobile Receivables Trust Series 2014-2, Class D 2.57%, 7/8/20	11,425	11,523
AmeriCredit Automobile Receivables Trust Series 2015-1, Class A3 1.26%, 11/8/19	23,047	23,043
AmeriCredit Automobile Receivables Trust Series 2015-4, Class C 2.88%, 7/8/21	9,745	9,890
AmeriCredit Automobile Receivables Trust Series 2016-1, Class A3 1.81%, 10/8/20	8,815	8,842
AmeriCredit Automobile Receivables Trust Series 2016-1, Class C 2.89%, 1/10/22	9,007	9,140
AmeriCredit Automobile Receivables Trust Series 2016-2, Class C 2.87%, 11/8/21	7,083	7,153
ARI Fleet Lease Trust Series 2016-A, Class A3 2.11%, 7/15/24 (1)	26,160	26,080
Avis Budget Rental Car Funding Series 2012-3A, Class A 2.10%, 3/20/19 (1)	7,895	7,907
Avis Budget Rental Car Funding Series 2013-1A, Class A 1.92%, 9/20/19 (1)	42,545	42,368
Avis Budget Rental Car Funding Series 2013-1A, Class B 2.62%, 9/20/19 (1)	12,505	12,481

Avis Budget Rental Car Funding Series 2013-2A, Class A 2.97%, 2/20/20 (1)	41,398	42,034
Avis Budget Rental Car Funding Series 2014-1A, Class A 2.46%, 7/20/20 (1)	28,775	28,836
Avis Budget Rental Car Funding Series 2014-2A, Class A 2.50%, 2/20/21 (1)	13,870	13,828
Capital Auto Receivables Asset Trust Series 2013-3, Class E 4.55%, 3/21/22 (1)	8,775	8,989
Capital Auto Receivables Asset Trust Series 2013-4, Class E 3.83%, 7/20/22 (1)	13,090	13,318
Capital Auto Receivables Asset Trust Series 2014-1, Class C 2.84%, 4/22/19	5,670	5,727
Capital Auto Receivables Asset Trust Series 2014-1, Class E 4.09%, 9/22/22 (1)	12,055	12,322
Capital Auto Receivables Asset Trust Series 2014-2, Class C 2.41%, 5/20/19	6,810	6,857
Capital Auto Receivables Asset Trust Series 2014-2, Class E 3.62%, 12/20/22 (1)	7,405	7,534
Capital Auto Receivables Asset Trust Series 2015-2, Class A3 1.73%, 9/20/19	21,170	21,233
Capital Auto Receivables Asset Trust Series 2015-3, Class A2 1.72%, 1/22/19	15,305	15,350
Capital Auto Receivables Asset Trust Series 2015-4, Class A4 2.01%, 7/20/20	13,980	14,026
Capital Auto Receivables Asset Trust Series 2016-1, Class A4 1.98%, 10/20/20	26,925	26,960

CarMax Auto Owner Trust Series 2016-1, Class A4 1.88%, 6/15/21	14,955	14,951
CarMax Auto Owner Trust Series 2016-2, Class A4 1.68%, 9/15/21	11,760	11,664
CarMax Auto Owner Trust Series 2016-2, Class B 2.16%, 12/15/21	4,925	4,904
CarMax Auto Owner Trust Series 2016-4, Class A3 1.40%, 8/15/21	35,330	35,037
CarMax Auto Owner Trust Series 2016-4, Class C 2.26%, 7/15/22	6,750	6,628
Chrysler Capital Auto Receivables Trust Series 2016-BA, Class A2 1.36%, 1/15/20 (1)	15,355	15,338
Chrysler Capital Auto Receivables Trust Series 2016-BA, Class A3 1.64%, 7/15/21 (1)	15,535	15,446
Enterprise Fleet Financing Series 2014-1, Class A2 0.87%, 9/20/19 (1)	1,876	1,875
Enterprise Fleet Financing Series 2015-1, Class A2 1.30%, 9/20/20 (1)	41,992	41,961
Enterprise Fleet Financing Series 2016-1, Class A3 2.08%, 9/20/21 (1)	24,960	24,820
Enterprise Fleet Financing Series 2016-2, Class A2 1.74%, 2/22/22 (1)	22,120	22,112
Ford Credit Auto Owner Trust Series 2012-D, Class C 1.23%, 8/15/18	5,550	5,551
Ford Credit Auto Owner Trust Series 2012-D, Class D 1.97%, 5/15/19	6,180	6,190

Ford Credit Auto Owner Trust Series 2013-C, Class A4 1.25%, 10/15/18	2,809	2,811
Ford Credit Auto Owner Trust Series 2013-D, Class A4 1.11%, 2/15/19	8,135	8,137
Ford Credit Auto Owner Trust Series 2014-C, Class A4 1.56%, 2/15/20	15,890	15,947
Ford Credit Auto Owner Trust Series 2015-1, Class A 2.12%, 7/15/26 (1)	11,030	11,100
Ford Credit Auto Owner Trust Series 2016-2, Class A 2.03%, 12/15/27 (1)	77,345	76,546
Ford Credit Auto Owner Trust Series 2016-C, Class B 1.73%, 3/15/22	14,105	13,972
Ford Credit Auto Owner Trust Series 2016-C, Class C 1.93%, 4/15/23	9,405	9,274
Ford Credit Floorplan Master Owner Trust Series 2014-4, Class B 1.65%, 8/15/19	9,027	9,031
GM Financial Auto Lease Series 2016-2, Class B 2.08%, 3/20/20	15,310	15,244
GM Financial Auto Lease Series 2016-2, Class C 2.58%, 3/20/20	8,840	8,864
GM Financial Auto Lease Series 2016-3, Class A3 1.61%, 12/20/19	18,440	18,461
GMF Floorplan Owner Revolving Trust Series 2016-1, Class A1 1.96%, 5/17/21 (1)	40,335	40,309
GMF Floorplan Owner Revolving Trust Series 2016-1, Class B 2.41%, 5/17/21 (1)	8,100	8,069

GMF Floorplan Owner Revolving Trust Series 2016-1, Class C 2.85%, 5/17/21 (1)	3,300	3,279
Honda Auto Receivables Owner Trust Series 2013-4, Class A4 1.04%, 2/18/20	8,826	8,826
Honda Auto Receivables Owner Trust Series 2016-4, Class A4 1.36%, 1/18/23	15,520	15,323
Huntington Auto Trust Series 2016-1, Class A4 1.93%, 4/15/22	13,715	13,715
Hyundai Auto Lease Securitization Trust Series 2015-B, Class A4 1.66%, 7/15/19 (1)	52,180	52,378
Hyundai Auto Lease Securitization Trust Series 2016-A, Class A4 1.80%, 12/16/19 (1)	20,300	20,358
Hyundai Auto Lease Securitization Trust Series 2016-B, Class A3 1.52%, 10/15/19 (1)	27,845	27,877
Hyundai Auto Lease Securitization Trust Series 2016-B, Class A4 1.68%, 4/15/20 (1)	4,935	4,930
Hyundai Auto Lease Securitization Trust Series 2016-C, Class A3 1.49%, 2/18/20 (1)	26,000	25,959
Mercedes-Benz Auto Lease Trust Series 2015-A, Class A4 1.21%, 10/15/20	56,760	56,770
Mercedes-Benz Auto Lease Trust Series 2016-A, Class A4 1.69%, 11/15/21	15,425	15,461
Mercedes-Benz Auto Lease Trust Series 2016-B, Class A3 1.35%, 8/15/19	18,805	18,770
Nissan Auto Lease Trust Series 2015-B, Class A3 1.54%, 4/16/18	37,065	37,156

Nissan Auto Receivables Owner Trust Series 2016-A, Class A4 1.59%, 7/15/22	15,090	14,979
Nissan Auto Receivables Owner Trust Series 2016-C, Class A3 1.18%, 1/15/21	14,825	14,740
Smart Trust Australia Series 2013-1US, Class A4A 1.05%, 10/14/18	2,311	2,310
Smart Trust Australia Series 2013-2US, Class A4A 1.18%, 2/14/19	10,351	10,340
Smart Trust Australia Series 2014-1US, Class A4A 1.68%, 12/14/19	23,650	23,590
Smart Trust Australia Series 2015-1US, Class A3A 1.50%, 9/14/18	15,147	15,112
Smart Trust Australia Series 2016-2US, Class A3A 1.71%, 3/15/21	46,675	45,876
Smart Trust Australia Series 2016-2US, Class A4A 2.05%, 12/14/22	17,155	16,824
SunTrust Auto Receivables Trust Series 2015-1A, Class A4 1.78%, 1/15/21 (1)	21,095	21,100
Toyota Auto Receivables Owner Trust Series 2016-C, Class A3 1.14%, 8/17/20	13,000	12,933
Volkswagen Auto Loan Enhanced Trust Series 2014-1, Class A3 0.91%, 10/22/18	3,728	3,722
Wheels Series 2014-1A, Class A3 1.46%, 3/20/23 (1)	8,760	8,760
Wheels Series 2015-1A, Class A2 1.27%, 4/22/24 (1)	19,872	19,859

World Omni Auto Receivables Trust Series 2016-A, Class A4 1.95%, 5/16/22	27,760	27,774
		1,572,250
Credit Card 2.6%		
American Express Credit Account Master Trust Series 2013-1, Class A, VR 0.958%, 2/16/21	38,385	38,531
Barclays Dryrock issuance Trust Series 2014-3, Class A 2.41%, 7/15/22	30,025	30,563
Barclays Dryrock Issuance Trust Series 2015-1, Class A 2.20%, 12/15/22	14,650	14,781
Barclays Dryrock Issuance Trust Series 2015-2, Class A 1.56%, 3/15/21	59,275	59,373
Cabela's Credit Card Master Trust Series 2012-2A, Class A1 1.45%, 6/15/20 (1)	42,695	42,752
Cabela's Credit Card Master Trust Series 2015-2, Class A1 2.25%, 7/17/23	23,590	23,595
Chase Issuance Trust Series 2014-A5, Class A5, VR 0.908%, 4/15/21	35,630	35,778
Chase Issuance Trust Series 2015-A2, Class A 1.59%, 2/18/20	50,875	51,057
Chase Issuance Trust Series 2016-A2, Class A 1.37%, 6/15/21	102,960	102,165
Citibank Credit Card Issuance Trust Series 2013-A2, Class A2, VR 0.872%, 5/26/20	36,870	36,935
Citibank Credit Card Issuance Trust Series 2016-A1, Class A1 1.75%, 11/19/21	58,470	58,464

Discover Card Master Trust I Series 2016-A3, Class A3 1.85%, 10/16/23	41,640	40,982
GE Capital Credit Card Master Note Trust Series 2012-2, Class A 2.22%, 1/15/22	38,135	38,518
GE Capital Credit Card Master Note Trust Series 2012-6, Class B 1.83%, 8/17/20	60,853	61,039
Synchrony Credit Card Master Note Trust Series 2013-1, Class B 1.69%, 3/15/21	52,815	52,787
Synchrony Credit Card Master Note Trust Series 2014-1, Class B 1.81%, 11/15/20	47,261	47,368
Synchrony Credit Card Master Note Trust Series 2014-1, Class C 1.91%, 11/15/20	21,830	21,862
Synchrony Credit Card Master Note Trust Series 2015-1, Class B 2.64%, 3/15/23	29,182	29,296
Synchrony Credit Card Master Note Trust Series 2015-4, Class B 2.62%, 9/15/23	15,215	15,201
		801,047
Other Asset-Backed Securities 1.8%		
Ascentium Equipment Receivables Series 2015-1A, Class A3 1.61%, 10/13/20 (1)	9,228	9,241
Ascentium Equipment Receivables Series 2016-1A, Class A3 1.92%, 12/10/19 (1)	9,445	9,459
Ascentium Equipment Receivables Series 2016-2A, Class A2 1.46%, 4/10/19 (1)	6,980	6,968
CCG Receivables Trust Series 2014-1, Class A2 1.06%, 11/15/21 (1)	6,317	6,306

CCG Receivables Trust Series 2016-1, Class A2 1.69%, 9/14/22 (1)	22,660	22,657
CNH Equipment Trust Series 2016-C, Class A3 1.44%, 12/15/21	19,065	18,924
DB Master Finance Series 2015-1A, Class A2I 3.262%, 2/20/45 (1)	29,421	29,407
Diamond Resorts Owner Trust Series 2013-2, Class A 2.27%, 5/20/26 (1)	4,097	4,081
Diamond Resorts Owner Trust Series 2014-1, Class A 2.54%, 5/20/27 (1)	10,465	10,405
Diamond Resorts Owner Trust Series 2015-2, Class A 2.99%, 5/22/28 (1)	10,083	10,043
Elara HGV Timeshare Issuer Series 2014-A, Class A 2.53%, 2/25/27 (1)	11,149	11,140
Great America Leasing Receivables Series 2014-1, Class A4 1.47%, 8/15/20 (1)	13,470	13,484
Great America Leasing Receivables Series 2016-1, Class A4 1.99%, 4/20/22 (1)	20,000	19,922
Hilton Grand Vacation Trust Series 2014-AA, Class A 1.77%, 11/25/26 (1)	15,793	15,528
HOA Funding Series 2014-1A, Class A2 4.846%, 8/20/44 (1)	38,124	33,896
Holmes Master Issuer Series 2012-3A, Class B1, CMO, VR 3.08%, 10/15/54 (1)	18,180	18,369
Kubota Credit Owner Trust Series 2014-1A, Class A3 1.16%, 5/15/18 (1)	17,621	17,623

Kubota Credit Owner Trust Series 2016-1A, Class A3 1.50%, 7/15/20 (1)	8,990	8,922
Marriott Vacation Club Owner Trust Series 2013-1A, Class A 2.15%, 4/22/30 (1)	3,779	3,749
Marriott Vacation Club Owner Trust Series 2014-1A, Class A 2.25%, 9/22/31 (1)	16,352	16,201
MMAF Equipment Finance Series 2015-AA, Class A4 1.93%, 7/16/21 (1)	9,310	9,349
MMAF Equipment Finance Series 2016-AA, Class A4 1.76%, 1/17/23 (1)	21,720	21,463
Sierra Receivables Funding Series 2014-2A, Class A 2.05%, 6/20/31 (1)	9,687	9,675
Sierra Receivables Funding Series 2014-3A, Class A 2.30%, 10/20/31 (1)	17,443	17,431
Sierra Receivables Funding Series 2015-1A, Class A 2.40%, 3/22/32 (1)	12,182	12,158
Sierra Receivables Funding Series 2015-2A, Class A 2.43%, 6/20/32 (1)	20,206	20,205
Sierra Receivables Funding Series 2015-3A, Class A 2.58%, 9/20/32 (1)	4,107	4,111
Verizon Owner Trust Series 2016-2A, Class A 1.68%, 5/20/21 (1)	33,270	33,214
Verizon Owner Trust Series 2016-2A, Class B 2.15%, 5/20/21 (1)	38,345	38,210
Verizon Owner Trust Series 2016-2A, Class C 2.36%, 5/20/21 (1)	30,695	30,593

Volvo Financial Equipment Series 2016-1A, Class A3 1.67%, 2/18/20 (1)	19,160	19,206
Wendy's Funding Series 2015-1A, Class A2I 3.371%, 6/15/45 (1)	57,747	57,727
		559,667
Stranded Utility 0.1%		
Utility Debt Securitization Authority Series 2013-T, Class T1 2.042%, 6/15/21	15,565	15,624
		15,624
Student Loan 0.7%		
Nelnet Student Loan Trust Series 2008-3, Class A4, VR 2.575%, 11/25/24	25,014	25,190
SLM Student Loan Trust Series 2008-4, Class A4, VR 2.532%, 7/25/22	2,747	2,763
SLM Student Loan Trust Series 2008-5, Class A4, VR 2.582%, 7/25/23	27,609	28,084
SLM Student Loan Trust Series 2008-9, Class A, VR 2.382%, 4/25/23	19,998	20,169
SMB Private Education Loan Trust Series 2015-A, Class A2A 2.49%, 6/15/27 (1)	23,525	23,378
SMB Private Education Loan Trust Series 2015-B, Class A2A 2.98%, 7/15/27 (1)	26,400	26,827
SMB Private Education Loan Trust Series 2015-C, Class A2A 2.75%, 7/15/27 (1)	28,985	29,118
SMB Private Education Loan Trust Series 2016-A, Class A2A 2.70%, 5/15/31 (1)	11,420	11,401

SMB Private Education Loan Trust Series 2016-B, Class A2A 2.43%, 2/17/32 (1)	27,480	27,029
SMB Private Education Loan Trust Series 2016-C, Class A2A 2.34%, 9/15/34 (1)	20,145	19,906
		213,865
Whole Business 0.1%		
Dominos Pizza Master Issuer Series 2012-1A, Class A2 5.216%, 1/25/42 (1)	27,470	28,072
		28,072
Total Asset-Backed Securities (Cost $3,197,280)		3,190,525

NON-U.S. GOVERNMENT MORTGAGE-BACKED SECURITIES 9.0%

Collateralized Mortgage Obligations 3.1%		
Banc of America Mortgage Securities Series 2004-A, Class 2A2, CMO, ARM 2.947%, 2/25/34	437	430
Banc of America Mortgage Securities Series 2004-D, Class 2A2, CMO, ARM 3.257%, 5/25/34	274	274
Banc of America Mortgage Securities Series 2004-H, Class 2A2, CMO, ARM 3.197%, 9/25/34	427	416
Banc of America Mortgage Securities Series 2004-I, Class 3A2, CMO, ARM 3.282%, 10/25/34	120	119
Banc of America Mortgage Securities Series 2005-B, Class 2A1, CMO, ARM 3.093%, 3/25/35	8,082	7,285
Banc of America Mortgage Securities Series 2005-J, Class 3A1, CMO, ARM 3.602%, 11/25/35	649	619

Bank of America Funding Series 2005-A, Class 5A1, CMO, ARM 0.862%, 2/20/35	1,870	1,772
Bank of America Funding Series 2007-6, Class A1, CMO, ARM 0.882%, 7/25/37	6,626	5,643
Bank of America Funding Series 2007-6, Class A2, CMO, ARM 0.872%, 7/25/37	7,393	6,291
Bear Stearns Alt-A-Trust Series 2005-8, Class 12A-1, CMO, ARM 1.132%, 10/25/35	34,990	32,225
Connecticut Avenue Securities Series 2014-C04, Class 1M1, CMO, ARM 2.534%, 11/25/24	7,313	7,330
Connecticut Avenue Securities Series 2014-C04, Class 2M1, CMO, ARM 2.684%, 11/25/24	1,162	1,164
Connecticut Avenue Securities Series 2015-C01, Class 1M1, CMO, ARM 2.092%, 2/25/25	388	388
Connecticut Avenue Securities Series 2015-C03, Class 1M1, CMO, ARM 2.092%, 7/25/25	7,287	7,300
Connecticut Avenue Securities Series 2015-C03, Class 2M1, CMO, ARM 2.092%, 7/25/25	21,258	21,306
Connecticut Avenue Securities Series 2016-C02, Class 1M1, CMO, ARM 2.742%, 9/25/28	26,667	26,951
Connecticut Avenue Securities Series 2016-C05, Class 2M1, CMO, ARM 1.942%, 1/25/29	10,479	10,510
Connecticut Avenue Securities Series 2016-C06, Class 1M1, CMO, ARM 1.892%, 4/25/29	56,838	56,838
Countrywide Alternative Loan Trust Series 2004-33, Class 3A1, CMO, ARM 2.936%, 12/25/34	5,245	4,961

Countrywide Alternative Loan Trust Series 2005-61, Class 2A2, CMO, ARM 0.972%, 12/25/35	4,172	3,361
Countrywide Home Loans Series 2005-7, Class 2A1, CMO, ARM 1.212%, 3/25/35	5,098	4,218
Deutsche Alt-A Securities Series 2005-2, Class 1A1, CMO, ARM 0.992%, 4/25/35	4,402	3,859
DSLA Mortgage Loan Trust Series 2004-AR1, Class A1A, CMO, ARM 1.402%, 9/19/44	8,005	7,417
DSLA Mortgage Loan Trust Series 2004-AR4, Class 2A1A, CMO, ARM 0.922%, 1/19/45	3,555	3,051
GMAC Mortgage Loan Trust Series 2005-AR3, Class 5A1, CMO, ARM 3.455%, 6/19/35	1,419	1,395
Goldman Sachs Mortgage-Backed Securities Trust Series 2014-EB1A, Class 2A1, CMO, ARM 2.481%, 7/25/44 (1)	10,903	11,009
Greenpoint Mortgage Funding Trust Series 2006-AR2, Class 4A1, CMO, ARM 2.542%, 3/25/36	11,073	9,203
Harborview Mortgage Loan Trust Series 2005-2, Class 2A1A, CMO, ARM 0.782%, 5/19/35	5,495	4,554
Harborview Mortgage Loan Trust Series 2005-3, Class 2A1A, CMO, ARM 0.802%, 6/19/35	12,396	10,989
Harborview Mortgage Loan Trust Series 2006-9, Class 2A1A, CMO, ARM 0.772%, 11/19/36	32,270	23,152
Harborview Mortgage Loan Trust Series 2006-12, Class 2A2A, CMO, ARM 0.752%, 1/19/38	14,932	12,827
Homebanc Mortgage Trust Series 2005-4, Class A1, CMO, ARM 0.862%, 10/25/35	8,724	8,039

Homebanc Mortgage Trust Series 2005-4, Class A2, CMO, ARM 0.922%, 10/25/35	7,623	7,060
JPMorgan Alternative Loan Trust Series 2007-A2, Class 12A3, CMO ,ARM 0.782%, 6/25/37	3,454	3,309
JPMorgan Mortgage Trust Series 2005-ALT1, Class 1A1, CMO, ARM 0.892%, 10/25/35	16,602	12,526
JPMorgan Mortgage Trust Series 2007-A1, Class 3A4, CMO, ARM 3.131%, 7/25/35	3,371	3,157
Merrill Lynch Mortgage Investors Series 2005-A9, Class 2A1C, CMO, ARM 3.053%, 12/25/35	17,111	16,311
Mill City Mortgage Trust Series 2016-1, Class A, CMO, ARM 2.50%, 4/25/57 (1)	15,646	15,601
Structured Agency Credit Risk Debt Notes Series 2014-DN3, Class M2, CMO, ARM 2.984%, 8/25/24	8,540	8,580
Structured Agency Credit Risk Debt Notes Series 2014-HQ2, Class M2, CMO, ARM 2.784%, 9/25/24	22,170	22,665
Structured Agency Credit Risk Debt Notes Series 2014-HQ3, Class M2, CMO, ARM 3.234%, 10/25/24	14,520	14,635
Structured Agency Credit Risk Debt Notes Series 2015-DN1, Class M2, CMO, ARM 2.984%, 1/25/25	17,799	17,881
Structured Agency Credit Risk Debt Notes Series 2015-DNA1, Class M2, CMO, ARM 2.442%, 10/25/27	41,010	41,474
Structured Agency Credit Risk Debt Notes Series 2015-DNA2, Class M2, CMO, ARM 3.184%, 12/25/27	37,567	38,132
Structured Agency Credit Risk Debt Notes Series 2015-DNA3, Class M2, CMO, ARM 3.442%, 4/25/28	50,340	51,551

Structured Agency Credit Risk Debt Notes Series 2015-HQ1, Class M2, CMO, ARM 2.784%, 3/25/25	24,465	24,611
Structured Agency Credit Risk Debt Notes Series 2015-HQ2, Class M2, CMO, ARM 2.534%, 5/25/25	25,130	25,496
Structured Agency Credit Risk Debt Notes Series 2015-HQA1, Class M2, CMO, ARM 3.242%, 3/25/28	37,017	37,600
Structured Agency Credit Risk Debt Notes Series 2015-HQA2, Class M2, CMO, ARM 3.392%, 5/25/28	23,505	24,003
Structured Agency Credit Risk Debt Notes Series 2016-DNA1, Class M2, CMO, ARM 3.484%, 7/25/28	16,375	16,835
Structured Asset Securities Series 2007-OSI, Class A3, CMO, ARM 0.762%, 6/25/37	11,200	9,979
SunTrust Adjustable Rate Mortgage Loan Series 2007-2, Class 5A1, CMO, ARM 5.252%, 4/25/37	8,357	6,968
Towd Point Mortgage Trust Series 2015-3, Class A1B, CMO, ARM 3.00%, 3/25/54 (1)	23,379	23,619
Towd Point Mortgage Trust Series 2015-4, Class A1B, CMO, ARM 2.75%, 4/25/55 (1)	24,763	24,874
Towd Point Mortgage Trust Series 2015-5, Class A1B, CMO, ARM 2.75%, 5/25/55 (1)	22,845	22,939
Towd Point Mortgage Trust Series 2016-1, Class A1B, CMO, ARM 2.75%, 2/25/55 (1)	22,917	23,011
Towd Point Mortgage Trust Series 2016-1, Class A3B, CMO, ARM 3.00%, 2/25/55 (1)	27,362	27,525
Towd Point Mortgage Trust Series 2016-2, Class A1A, CMO, ARM 2.75%, 8/25/55 (1)	17,898	17,923

Towd Point Mortgage Trust Series 2016-3, Class A1, CMO, ARM 2.25%, 8/25/55 (1)	15,152	15,058
Towd Point Mortgage Trust Series 2016-4, Class A1, CMO, ARM 2.25%, 7/25/56 (1)	22,293	22,108
WaMu Mortgage PTC Series 2005-AR1, Class A1B, CMO, ARM 1.372%, 1/25/45	19,317	17,188
WaMu Mortgage PTC Series 2005-AR11, Class A1C3, CMO, ARM 1.102%, 8/25/45	16,805	14,700
WaMu Mortgage PTC Series 2005-AR12, Class 2A1, CMO, ARM 3.056%, 9/25/35	896	893
WaMu Mortgage PTC Series 2005-AR13, Class A1C3, CMO, ARM 1.082%, 10/25/45	13,774	11,746
WaMu Mortgage PTC Series 2005-AR19, Class A1C3, CMO, ARM 1.092%, 12/25/45	10,798	9,779
Wells Fargo Mortgage Backed Securities Trust Series 2003-O, Class 5A1, CMO, ARM 2.853%, 1/25/34	403	410
Wells Fargo Mortgage Backed Securities Trust Series 2006-2, Class 2A1, CMO, ARM 1.292%, 3/25/36	5,041	4,098
		929,141
Commercial Mortgage-Backed Securities 5.6%		
Banc of America Commercial Mortgage Series 2006-3, Class AM, ARM 6.058%, 7/10/44	67,585	51,365
Banc of America Commercial Mortgage Series 2006-5, Class AM 5.448%, 9/10/47	170	170
Banc of America Commercial Mortgage Series 2007-4, Class AM, ARM 6.007%, 2/10/51	16,654	17,055

Banc of America Commercial Mortgage Series 2007-5, Class A4 5.492%, 2/10/51	28,760	29,320
CD Commercial Mortgage Trust Series 2016-CD2, Class C, ARM 4.031%, 11/10/49	2,575	2,551
Citigroup Commercial Mortgage Trust Series 2014-GC25, Class A4 3.635%, 10/10/47	42,155	43,734
Citigroup Commercial Mortgage Trust Series 2015-GC29, Class A4 3.192%, 4/10/48	64,685	64,915
Citigroup Commercial Mortgage Trust Series 2015-GC33, Class A4 3.778%, 9/10/58	15,135	15,812
Citigroup Commercial Mortgage Trust Series 2015-GC35, Class A4 3.818%, 11/10/48	24,360	25,619
Citigroup Commercial Mortgage Trust Series 2015-P1, Class A5 3.717%, 9/15/48	16,765	17,506
Citigroup Commercial Mortgage Trust Series 2016-GC36, Class A5 3.616%, 2/10/49	7,030	7,238
Citigroup/Deutsche Bank Commercial Mortgage Series 2007-CD4, Class AMFX, ARM 5.366%, 12/11/49	28,982	29,093
Commercial Mortgage Loan Trust Series 2008-LS1, Class A4B, ARM 6.298%, 12/10/49	7,220	7,382
Commercial Mortgage PTC Series 2012-LC4, Class A2 2.256%, 12/10/44	1,502	1,503
Commercial Mortgage PTC Series 2014-CR19, Class C, ARM 4.876%, 8/10/47	1,195	1,188
Commercial Mortgage PTC Series 2014-CR21, Class A3 3.528%, 12/10/47	36,715	37,865

Commercial Mortgage PTC Series 2014-TSC, Class A, ARM 1.389%, 2/13/32 (1)	16,940	16,940
Commercial Mortgage PTC Series 2014-UBS6, Class A5 3.644%, 12/10/47	53,575	55,307
Commercial Mortgage PTC Series 2015-CR24, Class A5 3.696%, 8/10/48	7,340	7,634
Commercial Mortgage PTC Series 2015-CR25, Class A4 3.759%, 8/10/48	3,765	3,928
Commercial Mortgage PTC Series 2015-CR26, Class A4 3.63%, 10/10/48	36,825	37,976
Commercial Mortgage PTC Series 2015-CR26, Class AM, ARM 4.085%, 10/10/48	15,540	16,073
Commercial Mortgage PTC Series 2015-LC21, Class B, ARM 4.455%, 7/10/48	28,450	28,478
Commercial Mortgage PTC Series 2015-LC23, Class A4 3.774%, 10/10/53	55,480	57,986
Commercial Mortgage PTC Series 2015-PC1, Class A2 3.148%, 7/10/50	10,490	10,810
Commercial Mortgage PTC Series 2015-PC1, Class AM, ARM 4.29%, 7/10/50	9,395	9,729
Commercial Mortgage PTC Series 2015-PC1, Class B, ARM 4.591%, 7/10/50	13,560	13,441
Commercial Mortgage PTC Series 2016-CR28, Class A4 3.762%, 2/10/49	6,710	7,001
Commercial Mortgage PTC Series 2016-CR28, Class AHR 3.651%, 2/10/49	18,790	18,974

Credit Suisse Mortgage Trust Series 2015-GLPB, Class A 3.639%, 11/15/34 (1)	65,900	69,148
Credit Suisse Mortgage Trust Series 2015-GLPB, Class B, ARM 3.938%, 11/15/34 (1)	27,685	28,702
CSAIL Commercial Mortgage Trust Series 2015-C3, Class A4 3.718%, 8/15/48	15,575	16,217
CSAIL Commercial Mortgage Trust Series 2015-C4, Class A4 3.808%, 11/15/48	3,395	3,545
CSAIL Commercial Mortgage Trust Series 2016-C6, Class A5 3.09%, 1/15/49	21,630	21,476
FREMF Mortgage Trust Series 2015-K45, Class B, ARM 3.714%, 4/25/48 (1)	8,625	8,287
FREMF Mortgage Trust Series 2015-K46, Class B, ARM 3.819%, 4/25/48 (1)	16,565	15,855
FREMF Mortgage Trust Series 2015-K48, Class B, ARM 3.761%, 6/25/25 (1)	36,160	34,125
GMAC Commercial Mortgage Securities Series 2006-C1, Class AM, ARM 5.29%, 11/10/45	8,310	8,303
Goldman Sachs Mortgage Securities Trust Series 2012-GCJ9, Class A3 2.773%, 11/10/45	19,490	19,820
Goldman Sachs Mortgage Securities Trust Series 2015-GC34, Class A4 3.506%, 10/10/48	25,605	26,180
Goldman Sachs Mortgage Securities Trust Series 2015-GC34, Class AS 3.911%, 10/10/48	8,060	8,316
Goldman Sachs Mortgage Securities Trust Series 2016-GS2, Class A4 3.05%, 5/10/49	24,060	23,897

Greenwich Capital Commercial Funding Series 2007-GG9, Class AM 5.475%, 3/10/39	26,478	26,480
JPMorgan Barclays Bank Commercial Mortgage Securities Series 2014-C22, Class A4 3.801%, 9/15/47	3,885	4,075
JPMorgan Barclays Bank Commercial Mortgage Securities Series 2014-C24, Class A5 3.639%, 11/15/47	12,375	12,844
JPMorgan Barclays Bank Commercial Mortgage Securities Series 2015-C28, Class A4 3.227%, 10/15/48	72,055	72,478
JPMorgan Barclays Bank Commercial Mortgage Securities Series 2015-C30, Class A2 3.087%, 7/15/48	3,380	3,497
JPMorgan Barclays Bank Commercial Mortgage Securities Series 2015-C30, Class A5 3.822%, 7/15/48	47,841	50,039
JPMorgan Barclays Bank Commercial Mortgage Securities Series 2015-C31, Class A3 3.801%, 8/15/48	33,605	35,098
JPMorgan Chase Commercial Mortgage Securities Series 2006-LDP9, Class A3 5.336%, 5/15/47	1,680	1,678
JPMorgan Chase Commercial Mortgage Securities Series 2007-LD12, Class A4, ARM 5.882%, 2/15/51	15,557	15,817
JPMorgan Chase Commercial Mortgage Securities Series 2012-C8, Class A3 2.829%, 10/15/45	29,860	30,393
JPMorgan Chase Commercial Mortgage Securities Series 2013-LC11, Class A5 2.96%, 4/15/46	17,110	17,346
JPMorgan Chase Commercial Mortgage Securities Series 2016-ARTM, Class A 2.962%, 10/5/28 (1)	40,115	40,196
JPMorgan Chase Commercial Mortgage Securities Series 2016-JP3, Class B, ARM 3.397%, 8/15/49	14,495	14,233

JPMorgan Chase Deutsche Bank Commercial Mortgage Securities, Series 2016-C2, Class A4 3.144%, 6/15/49	17,635	17,579
Liberty Street Trust Series 2016-225L, Class A 3.597%, 2/10/36 (1)	13,535	13,956
Madison Avenue Trust Series 2015-11MD, Class A, ARM 3.673%, 9/10/35 (1)	10,134	10,494
Morgan Stanley Bank of America Merrill Lynch Trust Series 2014-C17, Class B, ARM 4.464%, 8/15/47	20,470	21,446
Morgan Stanley Bank of America Merrill Lynch Trust Series 2015-C24, Class A4 3.732%, 5/15/48	3,885	4,049
Morgan Stanley Bank of America Merrill Lynch Trust Series 2015-C25, Class A5 3.635%, 10/15/48	3,560	3,684
Morgan Stanley Bank of America Merrill Lynch Trust Series 2015-C27, Class A4 3.753%, 12/15/47	52,895	55,254
Morgan Stanley Bank of America Merrill Lynch Trust Series 2016-C29, Class A4 3.325%, 5/15/49	17,685	17,832
Morgan Stanley Capital I Series 2007-IQ14, Class A4, ARM 5.692%, 4/15/49	12,944	13,001
Morgan Stanley Capital I Series 2012-C4, Class A2 2.111%, 3/15/45	4,656	4,662
Morgan Stanley Capital I Series 2015-MS1, Class AS, ARM 4.164%, 5/15/48	3,355	3,496
Palisades Center Trust Series 2016-PLSD, Class A 2.713%, 4/13/33 (1)	48,500	48,467
Wells Fargo Commercial Mortgage Trust Series 2015-C29, Class A4 3.637%, 6/15/48	36,410	37,639

Wells Fargo Commercial Mortgage Trust Series 2015-LC20, Class C, ARM 4.056%, 4/15/50	18,685	16,794
Wells Fargo Commercial Mortgage Trust Series 2015-NXS2, Class A2 3.02%, 7/15/58	18,215	18,710
Wells Fargo Commercial Mortgage Trust Series 2015-NXS2, Class A5, ARM 3.767%, 7/15/58	35,690	37,291
Wells Fargo Commercial Mortgage Trust Series 2015-NXS2, Class AS, ARM 4.121%, 7/15/58	6,215	6,540
Wells Fargo Commercial Mortgage Trust Series 2015-NXS2, Class B, ARM 4.393%, 7/15/58	9,185	9,245
Wells Fargo Commercial Mortgage Trust Series 2015-NXS2, Class C, ARM 4.393%, 7/15/58	4,900	4,422
Wells Fargo Commercial Mortgage Trust Series 2015-SG1, Class A4 3.789%, 12/15/47	18,475	19,278
Wells Fargo Commercial Mortgage Trust Series 2016-C34, Class A4 3.096%, 6/15/49	30,280	29,878
WF-RBS Commercial Mortgage Trust Series 2013-C13, Class A4 3.001%, 5/15/45	28,130	28,450
WF-RBS Commercial Mortgage Trust Series 2013-C18, Class A3 3.651%, 12/15/46	15,805	16,565
WF-RBS Commercial Mortgage Trust Series 2014-C20, Class AS 4.176%, 5/15/47	20,974	22,202
		1,705,572

Home Equity 0.3%

Chase Funding Mortgage Loan Series 2002-2, Class 1M1 5.599%, 9/25/31	19	18

U.S. GOVERNMENT & AGENCY MORTGAGE-BACKED SECURITIES 29.0%

U.S. Government Agency Obligations 23.5% (3)

Federal Home Loan Mortgage		
1.426%, 8/25/17	5,028	5,031
1.875%, 4/25/22	16,360	16,344
2.50%, 5/1/28 - 7/1/43	191,626	192,362
3.00%, 12/1/42 - 6/1/43	196,240	195,763
3.50%, 10/1/42 - 5/1/46	352,121	362,423
4.00%, 10/1/40 - 8/1/45	40,949	43,184
4.50%, 11/1/18 - 5/1/42	67,545	72,881
5.00%, 4/1/18 - 8/1/40	31,516	34,559
5.50%, 3/1/18 - 12/1/39	15,005	16,788
6.00%, 8/1/21 - 8/1/38	9,643	10,988
6.50%, 5/1/17 - 9/1/39	3,746	4,254
7.00%, 8/1/19 - 6/1/32	66	72
7.50%, 5/1 - 6/1/24	17	18
Federal Home Loan Mortgage, ARM		
2.598%, 1/1/36	115	119
2.664%, 1/1/37	429	460
2.685%, 2/1/37	1,259	1,332
2.801%, 10/1/36	357	374
2.846%, 10/1/36	254	264
2.975%, 7/1/35	378	401
3.025%, 8/1/36	163	164
3.035%, 9/1/32	19	20
3.039%, 11/1/35	289	307
3.09%, 3/1/36	656	697
5.177%, 11/1/36	237	248

5.759%, 12/1/36	162	168
Federal Home Loan Mortgage, CMO, 4.00%, 11/15/36	755	797
Federal Home Loan Mortgage, CMO, ARM		
0.988%, 10/15/46	11,293	11,218
1.038%, 9/15 - 10/15/46	56,307	56,245
Federal Home Loan Mortgage, CMO, PO, 8/1/28	30	25
Federal National Mortgage Assn.		
2.50%, 10/1/27 - 5/1/43	364,363	362,597
3.00%, 2/1/27 - 12/1/46	1,149,753	1,154,599
3.50%, 5/1/42 - 5/1/46	1,339,218	1,377,315
4.00%, 3/1/24 - 12/1/45	666,270	703,364
4.50%, 5/1/19 - 12/1/45	348,011	375,483
5.00%, 3/1/18 - 8/1/45	316,474	347,931
5.50%, 1/1/17 - 9/1/41	168,690	189,668
6.00%, 9/1/19 - 5/1/42	159,926	182,735
6.50%, 6/1/17 - 7/1/44	34,696	40,026
7.00%, 10/1/29 - 4/1/37	129	137
Federal National Mortgage Assn., ARM		
2.234%, 12/1/35	124	131
2.771%, 7/1/36	2,068	2,180
2.876%, 9/1/37	1,681	1,770
3.012%, 8/1/36	938	999
3.139%, 9/1/36	88	88
Federal National Mortgage Assn., CMO, 7.60%, 10/25/19	3	3
Federal National Mortgage Assn., CMO, ARM		
1.034%, 10/25 - 11/25/46	66,834	66,376
1.084%, 9/25 - 11/25/46	72,030	71,776
Federal National Mortgage Assn., CMO, IO, 6.50%, 2/25/32	92	23

Federal National Mortgage Assn., TBA		
2.50%, 1/1/44	96,085	91,611
3.00%, 1/1/27 - 1/1/42	775,210	774,467
3.50%, 1/1/41	308,415	316,415
4.50%, 1/1/36	34,820	37,551
		7,124,751
U.S. Government Obligations 5.5%		
Government National Mortgage Assn.		
2.50%, 11/20/42 - 7/20/43	158,237	154,737
3.00%, 9/15/42 - 9/20/46	182,254	185,315
3.50%, 9/15/41 - 6/20/46	481,129	502,504
4.00%, 2/20/41 - 5/20/46	340,238	361,083
4.50%, 7/15/26 - 1/20/46	106,387	115,690
5.00%, 9/15/33 - 3/20/41	100,027	111,528
5.50%, 1/20/29 - 6/20/44	47,396	53,085
6.00%, 5/15/17 - 12/20/38	2,380	2,704
6.50%, 10/15/25 - 5/15/40	12,420	14,297
7.00%, 12/20/23 - 11/20/28	511	549
7.50%, 1/15/17 - 5/15/32	172	192
8.00%, 3/15/17 - 5/15/32	452	508
8.50%, 4/15/17 - 9/20/26	23	24
9.50%, 2/15/25	7	7
10.25%, 11/15/20	24	24
Government National Mortgage Assn., CMO, IO		
3.50%, 4/20/39 - 5/20/43	17,425	2,776
4.00%, 5/20/37 - 2/20/43	42,082	6,851
4.50%, 5/20/37 - 12/20/39	30,500	2,555
Government National Mortgage Assn., TBA		
3.00%, 1/1/42	120,785	122,498

4.50%, 1/1/35	34,175	36,610
		1,673,537
Total U.S. Government & Agency Mortgage-Backed Securities (Cost $8,847,461)		8,798,288

U.S. GOVERNMENT AGENCY OBLIGATIONS (EXCLUDING MORTGAGE-BACKED) 13.5%

U.S. Government Agency Obligations 0.0% (3)

Federal National Mortgage Assn., 7.125%, 1/15/30	9,715	14,042
		14,042

U.S. Treasury Obligations 13.5%

U.S. Treasury Bonds, 2.50%, 2/15/46	136,620	121,784
U.S. Treasury Bonds, 3.00%, 11/15/44	368,860	365,863
U.S. Treasury Bonds, 3.00%, 5/15/45	189,095	187,293
U.S. Treasury Bonds, 3.00%, 11/15/45	267,575	264,816
U.S. Treasury Bonds, 3.125%, 2/15/43	362,500	369,240
U.S. Treasury Bonds, 3.375%, 5/15/44	158,875	169,202
U.S. Treasury Bonds, 3.75%, 11/15/43	34,945	39,815
U.S. Treasury Bonds, 4.625%, 2/15/40 (4)	77,660	99,684
U.S. Treasury Bonds, 5.375%, 2/15/31	41,705	55,741
U.S. Treasury Inflation-Indexed Notes, 0.125%, 7/15/26	315,813	306,536
U.S. Treasury Inflation-Indexed Notes, 0.625%, 1/15/26	292,379	296,033
U.S. Treasury Notes, 0.625%, 11/30/17	320,170	319,320
U.S. Treasury Notes, 0.875%, 5/31/18	200,000	199,562
U.S. Treasury Notes, 0.875%, 5/15/19	61,450	60,874
U.S. Treasury Notes, 1.25%, 10/31/18	331,565	332,446
U.S. Treasury Notes, 1.375%, 10/31/20	139,340	137,642
U.S. Treasury Notes, 1.375%, 5/31/21	371,530	364,622
U.S. Treasury Notes, 1.50%, 5/31/19	111,450	112,077
U.S. Treasury Notes, 1.625%, 2/15/26	62,240	58,301

U.S. Treasury Notes, 1.625%, 5/15/26	35,505	33,186
U.S. Treasury Notes, 2.00%, 8/31/21	130,500	131,173
U.S. Treasury Notes, 2.25%, 11/15/25	29,855	29,552
U.S. Treasury Stripped Interest Payment, Zero Coupon, 5/15/20	27,925	26,378
		4,081,140
Total U.S. Government Agency Obligations (Excluding Mortgage-Backed) (Cost $4,082,051)		4,095,182
FOREIGN GOVERNMENT OBLIGATIONS & MUNICIPALITIES 2.0%		
Local Authorities 0.2%		
Province of Manitoba, 1.30%, 4/3/17 (2)	29,415	29,422
Province of Manitoba, 3.05%, 5/14/24 (2)	10,970	11,208
Province of Ontario, 1.20%, 2/14/18 (2)	15,075	15,034
		55,664
Owned No Guarantee 0.7%		
Autoridad Del Canal De Panama, 4.95%, 7/29/35 (1)	9,150	9,813
CCCI Treasure, FRN, 3.50%, 12/29/49	12,150	12,278
Comision Federal de Eletricidad, 4.875%, 1/15/24 (1)	5,190	5,138
CRCC Yupeng, FRN, 3.95%, 2/28/49	7,150	7,324
DP World, 6.85%, 7/2/37	21,920	22,478
Pertamina, 4.30%, 5/20/23	14,140	14,248
Pertamina, 6.45%, 5/30/44 (1)	14,460	14,969
Perusahaan Gas Negara, 5.125%, 5/16/24	30,000	30,917
Petroleos Mexicanos, 3.50%, 7/18/18 (2)	21,010	21,273
Petroleos Mexicanos, 3.50%, 7/23/20 (2)	21,215	20,649
Petroleos Mexicanos, 4.625%, 9/21/23 (1)(2)	23,380	21,975
Petroleos Mexicanos, 6.375%, 2/4/21 (1)(2)	20,990	22,035
Swedish Export Credit, 5.125%, 3/1/17	9,255	9,347
		212,444

Sovereign 0.6%		
Government of Bermuda, 4.138%, 1/3/23 (1)	7,900	8,245
Government of Bermuda, 4.854%, 2/6/24 (1)	10,220	10,764
Government of Bermuda, 5.603%, 7/20/20 (1)	14,570	16,186
Kingdom of Morocco, 4.25%, 12/11/22 (1)	28,575	29,030
Republic of Slovenia, 5.85%, 5/10/23 (1)	6,680	7,616
Republic of Slovenia, 5.85%, 5/10/23	26,035	29,684
United Mexican States, 4.00%, 10/2/23	40,530	40,530
United Mexican States, 4.125%, 1/21/26	38,965	38,575
		180,630
Treasuries 0.5%		
Mexican Udibonos, Inflation-Indexed, 4.50%, 12/4/25 (MXN)	525,347	27,989
United Mexican States, 10.00%, 12/5/24 (MXN)	2,197,270	124,912
		152,901
Total Foreign Government Obligations & Municipalities (Cost $638,233)		601,639
MUNICIPAL SECURITIES 1.5%		
California 0.4%		
Bay Area Toll Auth., Build America, 6.263%, 4/1/49	9,455	12,850
California, Series C, 5.00%, 8/1/28	51,910	60,800
East Bay Municipal Utility Dist., Build America, 5.874%, 6/1/40	7,955	10,060
Los Angeles Airport, Build America, Series C, 7.053%, 5/15/40	10,980	15,179
San Diego County Water Auth., Build America, Series B 6.138%, 5/1/49	4,955	6,440
Univ. of California Regents, Series J, 4.131%, 5/15/45	12,720	12,703
		118,032
Colorado 0.0%		
Denver School Dist. No. 1, Series B, COP, 4.242%, 12/15/37	12,015	12,225
		12,225

District of Columbia 0.0%		
District of Columbia, Build America, Series E, 5.591%, 12/1/34	2,190	2,669
		2,669
Florida 0.1%		
Florida State Board of Administration Fin. Corp., Hurricane Catastrophe Fund, Series A, 2.995%, 7/1/20	23,880	24,440
Florida State Board of Administration Fin. Corp., Series A 2.163%, 7/1/19	9,885	9,980
		34,420
Georgia 0.1%		
Georgia, Series E, 5.00%, 12/1/26	20,500	24,923
		24,923
Illinois 0.1%		
Chicago O'Hare Int'l. Airport, Build America, 6.395%, 1/1/40	7,960	10,395
Metropolitan Water Reclamation Dist. of Chicago, Build America, 5.72%, 12/1/38	13,370	16,110
		26,505
Maryland 0.1%		
Maryland Transportation Auth., Build America, 5.888%, 7/1/43	6,180	7,712
Maryland Transportation Auth., Build America, Series B 5.754%, 7/1/41	6,300	7,623
		15,335
New York 0.3%		
Metropolitan Transportation Auth. of New York, Dedicated Tax Fund, Build America, 7.336%, 11/15/39	6,205	9,082
New York City, Build America, Series F1, 6.271%, 12/1/37	9,850	12,879
New York City, Build America, Series H-1, 5.846%, 6/1/40	15,620	19,935
New York City Municipal Water Fin. Auth., Water & Sewer Build America, 5.952%, 6/15/42	4,740	6,155
New York City Transitional Fin. Auth., Build America 5.508%, 8/1/37	12,450	15,043

Port Auth. of New York & New Jersey, Consolidated 174th 4.458%, 10/1/62	31,055	31,217
		94,311
North Carolina 0.1%		
North Carolina Eastern Municipal Power Agency 1.561%, 7/1/17	11,055	11,060
North Carolina Eastern Municipal Power Agency 2.003%, 7/1/18	1,090	1,094
North Carolina Eastern Municipal Power Agency 2.578%, 7/1/19	1,865	1,877
		14,031
Ohio 0.0%		
JobsOhio Beverage, Liquid Profit, Series B, 4.532%, 1/1/35	11,670	12,573
		12,573
Oregon 0.0%		
Oregon, Taxable Pension, 5.892%, 6/1/27	1,395	1,700
		1,700
South Carolina 0.2%		
South Carolina Public Service Auth., Series D, 2.388%, 12/1/23	26,665	26,014
South Carolina Public Service Auth., Series E, 4.322%, 12/1/27	19,105	20,674
		46,688
Utah 0.0%		
Utah Transit Auth., Build America, Series B, 5.937%, 6/15/39	7,120	9,074
		9,074
Virginia 0.1%		
Virginia Public Building Auth., Build America, 5.90%, 8/1/30	6,435	7,796
Virginia Public School Auth., Qualified School Construction 4.25%, 12/15/30	30,070	31,431

Virginia Transportation Board, Build America, 5.35%, 5/15/35	2,180	2,627
		41,854
Total Municipal Securities (Cost $427,664)		454,340
CONVERTIBLE PREFERRED STOCKS 0.1%		
Communications 0.1%		
American Tower, Series A	200	20,501
Total Convertible Preferred Stocks (Cost $20,011)		20,501
BOND MUTUAL FUNDS 2.9%		
T. Rowe Price Institutional Floating Rate Fund, 4.04% (5)(6)	53,956	540,640
T. Rowe Price Institutional High Yield Fund, 5.95% (5)(6)	40,372	352,851
Total Bond Mutual Funds (Cost $893,764)		893,491
SHORT-TERM INVESTMENTS 9.2%		
CERTIFICATES OF DEPOSIT 0.8% (7)		
Yankee 0.8%		
Credit Suisse, VR, 1.645%, 9/12/17	78,525	78,525
Toronto-Dominion Bank, VR, 1.382%, 8/10/17	153,230	153,230
		231,755
COMMERCIAL PAPER 0.8%		
4(2) 0.8% (8)		
AXA Financial, 1.62%, 8/30/17	63,965	63,182
Enbridge Energy Partners, 1.59%, 2/9/17	77,575	77,335
Ford Motor Credit, 1.75%, 9/1/17	38,950	38,431
Pentair, 1.60%, 12/2/16	77,500	77,497
		256,445

Money Market Funds 7.6%		
T. Rowe Price Government Reserve Fund, 0.36% (5)(9)	2,293,306	2,293,306
		2,293,306
Total Short-Term Investments (Cost $2,781,506)		2,781,506
SECURITIES LENDING COLLATERAL 0.8%		
Investments in a Pooled Account through Securities Lending Program with State Street Bank and Trust Company 0.8%		
Short-Term Funds 0.8%		
T. Rowe Price Short-Term Fund, 0.44% (5)(9)	23,796	237,965
Total Investments through Securities Lending Program with State Street Bank and Trust Company		237,965
Total Securities Lending Collateral (Cost $237,965)		237,965
Total Investments in Securities **105.8% of Net Assets (Cost $32,137,800)**		**$ 32,100,915**

‡ Par/Shares are denominated in U.S. dollars unless otherwise noted.
(1) Security was purchased pursuant to Rule 144A under the Securities Act of 1933 and may be resold in transactions exempt from registration only to qualified institutional buyers -- total value of such securities at period-end amounts to $3,799,863 and represents 12.5% of net assets.
(2) All or a portion of this security is on loan at November 30, 2016 -- total value of such securities at period-end amounts to $229,796. See Note 4.
(3) The issuer currently operates under a federal conservatorship; however, its securities are neither issued nor guaranteed by the U.S. government.
(4) At November 30, 2016, all or a portion of this security is pledged as collateral and/or margin deposit to cover future funding obligations.
(5) Affiliated Company
(6) SEC 30-day yield
(7) Yankee certificates of deposit are issued by U.S. branches of foreign banks.
(8) Commercial paper exempt from registration under Section 4(2) of the Securities Act of 1933 and may be resold in transactions exempt from registration only to dealers in that program or other "accredited investors" -- total value of such securities at period-end amounts to $256,445 and represents 0.8% of net assets.
(9) Seven-day yield

Affiliated Companies

($000s)

The fund may invest in certain securities that are considered affiliated companies. As defined by the 1940 Act, an affiliated company is one in which the fund owns 5% or more of the outstanding voting securities, or a company which is under common ownership or control. The following securities were considered affiliated companies for all or some portion of the six months ended November 30, 2016. Purchase and sales cost and investment income reflect all activity for the period then ended.

Affiliate	Purchase Cost	Sales Cost	Investment Income	Value 11/30/16	Value 5/31/16
T. Rowe Price Institutional Floating Rate Fund	$ 205,978	$ —	$ 9,313	$ 540,640	$ 332,239
T. Rowe Price Institutional High Yield Fund	11,937	77,610	11,937	352,851	398,779
T. Rowe Price Government Reserve Fund +	¤	¤	4,014	2,293,306	3,145,490
T. Rowe Price Short-Term Fund #	¤	¤	—^	237,965	255,875
Totals			$ 25,264	$ 3,424,762	$ 4,132,383

+At May 31, 2016, the underlying fund's name was T. Rowe Price Reserve Investment Fund.
¤ Purchase and sale information not shown for cash management funds.
#At May 31, 2016, the underlying fund's name was T. Rowe Price Short-Term Reserve Fund.
^ Excludes earnings on securities lending collateral, which are subject to rebates and fees as described in Note 4.

Amounts reflected on the accompanying financial statements include the following amounts related to affiliated companies:

Investment in securities, at cost	$ 3,425,035
Dividend income	25,264
Interest income	-
Investment income	$ 25,264
Realized gain (loss) on securities	$ (7,610)
Capital gain distributions from mutual funds	$ -

The accompanying notes are an integral part of these financial statements.

Unaudited

The accompanying notes are an integral part of these financial statements.

Unaudited

The accompanying notes are an integral part of these financial statements.

Unaudited

The accompanying notes are an integral part of these financial statements.

Unaudited

Notes to Financial Statements

T. Rowe Price New Income Fund, Inc. (the corporation), is registered under the Investment Company Act of 1940 (the 1940 Act). The New Income Fund (the fund) is a diversified, open-end management investment company established by the corporation. The fund seeks the highest level of income consistent with the preservation of capital over time by investing primarily in marketable debt securities. The fund has four classes of shares: the New Income Fund (Investor Class), the New Income Fund–Advisor Class (Advisor Class), the New Income Fund–R Class (R Class), and the New Income Fund–I Class (I Class). Advisor Class shares are sold only through unaffiliated brokers and other unaffiliated financial intermediaries, and R Class shares are available to retirement plans serviced by intermediaries. I Class shares generally are available only to investors meeting a $1,000,000 minimum investment or certain other criteria. The Advisor Class and R Class each operate under separate Board-approved Rule 12b-1 plans, pursuant to which each class compensates financial intermediaries for distribution, shareholder servicing, and/or certain administrative services; the Investor and I Classes do not pay Rule 12b-1 fees. Each class has exclusive voting rights on matters related solely to that class; separate voting rights on matters that relate to all classes; and, in all other respects, the same rights and obligations as the other classes.

NOTE 1 - SIGNIFICANT ACCOUNTING POLICIES

Basis of Preparation The fund is an investment company and follows accounting and reporting guidance in the Financial Accounting Standards Board (FASB) Accounting Standards Codification Topic 946 (ASC 946). The accompanying financial statements were prepared in accordance with accounting principles generally accepted in the United States of America (GAAP), including, but not limited to, ASC 946. GAAP requires the use of estimates made by management. Management believes that estimates and valuations are appropriate; however, actual results may differ from those estimates, and the valuations reflected in the accompanying financial statements may differ from the value ultimately realized upon sale or maturity.

Investment Transactions, Investment Income, and Distributions Income and expenses are recorded on the accrual basis. Premiums and discounts on debt securities are amortized for financial reporting purposes. Paydown gains and losses are recorded as an adjustment to interest income. Inflation adjustments to the principal amount of inflation-indexed bonds are reflected as interest income. Dividends received from mutual fund investments are reflected as dividend income; capital gain distributions are reflected as realized gain/loss. Dividend income and capital gain distributions are recorded on the ex-dividend date. Income tax-related interest and penalties, if incurred, would be recorded as income tax expense. Investment transactions are accounted for on the trade date. Realized gains and losses are reported on the identified cost basis. Income distributions are declared by each class daily and paid monthly. Distributions to shareholders are recorded on the ex-dividend date. Capital gain distributions are generally declared and paid by the fund annually.

Currency Translation Assets, including investments, and liabilities denominated in foreign currencies are translated into U.S. dollar values each day at the prevailing exchange rate, using the mean of the bid and asked prices of such currencies against U.S. dollars as quoted by a major bank. Purchases and sales of securities, income, and expenses are translated into U.S. dollars at the prevailing exchange rate on the date of the transaction. The effect of changes in foreign currency exchange rates on realized and unrealized security gains and losses is reflected as a component of security gains and losses.

Class Accounting Shareholder servicing, prospectus, and shareholder report expenses incurred by each class are charged directly to the class to which they relate. Expenses common to all classes and investment income are allocated to the classes based upon the relative daily net assets of each class’s settled shares; realized and unrealized gains and losses are allocated based upon the relative daily net assets of each class’s outstanding shares. The Advisor Class and R Class each pay Rule 12b-1 fees, in an amount not exceeding 0.25% and 0.50%, respectively, of the class’s average daily net assets.

New Accounting Guidance In October 2016, the Securities and Exchange Commission (SEC) issued a new rule, Investment Company Reporting Modernization, which, among other provisions, amends Regulation S-X to require standardized, enhanced disclosures, particularly related to derivatives, in investment company financial statements. Compliance with the guidance is required for financial statements filed with the SEC on or after August 1, 2017; adoption will have no effect on the fund’s net assets or results of operations.

NOTE 2 - VALUATION

The fund’s financial instruments are valued and each class’s net asset value (NAV) per share is computed at the close of the New York Stock Exchange (NYSE), normally 4 p.m. ET, each day the NYSE is open for business. However, the NAV per share may be calculated at a time other than the normal close of the NYSE if trading on the NYSE is restricted, if the NYSE closes earlier, or as may be permitted by the SEC.

Fair Value The fund’s financial instruments are reported at fair value, which GAAP defines as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date. The T. Rowe Price Valuation Committee (the Valuation Committee) is an internal committee that has been delegated certain responsibilities by the fund’s Board of Directors (the Board) to ensure that financial instruments are appropriately priced at fair value in accordance with GAAP and the 1940 Act. Subject to oversight by the Board, the Valuation Committee develops and oversees pricing-related policies and procedures and approves all fair value determinations. Specifically, the Valuation Committee establishes procedures to value securities; determines pricing techniques, sources, and persons eligible to effect fair value pricing actions; oversees the selection, services, and performance of pricing vendors; oversees valuation-related business continuity practices; and provides guidance on internal controls and valuation-related matters. The Valuation Committee reports to the Board and has representation from legal, portfolio management and trading, operations, risk management, and the fund’s treasurer.

Various valuation techniques and inputs are used to determine the fair value of financial instruments. GAAP establishes the following fair value hierarchy that categorizes the inputs used to measure fair value:

Level 1 – quoted prices (unadjusted) in active markets for identical financial instruments that the fund can access at the reporting date

Level 2 – inputs other than Level 1 quoted prices that are observable, either directly or indirectly (including, but not limited to, quoted prices for similar financial instruments in active markets, quoted prices for identical or similar financial instruments in inactive markets, interest rates and yield curves, implied volatilities, and credit spreads)

Level 3 – unobservable inputs

Observable inputs are developed using market data, such as publicly available information about actual events or transactions, and reflect the assumptions that market participants would use to price the financial instrument. Unobservable inputs are those for which market data are not available and are developed using the best information available about the assumptions that market participants would use to price the financial instrument. GAAP requires valuation techniques to maximize the use of relevant observable inputs and minimize the use of unobservable inputs. When multiple inputs are used to derive fair value, the financial instrument is assigned to the level within the fair value hierarchy based on the lowest-level input that is significant to the fair value of the financial instrument. Input levels are not necessarily an indication of the risk or liquidity associated with financial instruments at that level but rather the degree of judgment used in determining those values.

Valuation Techniques Debt securities generally are traded in the over-the-counter (OTC) market. Securities with remaining maturities of one year or more at the time of acquisition are valued at prices furnished by dealers who make markets in such securities or by an independent pricing service, which considers the yield or price of bonds of comparable quality, coupon, maturity, and type, as well as prices quoted by dealers who make markets in such securities. Securities with remaining maturities of less than one year at the time of acquisition generally use amortized cost in local currency to approximate fair value. However, if amortized cost is deemed not to reflect fair value or the fund holds a significant amount of such securities with remaining maturities of more than 60 days, the securities are valued at prices furnished by dealers who make markets in such securities or by an independent pricing service. Generally, debt securities are categorized in Level 2 of the fair value hierarchy; however, to the extent the valuations include significant unobservable inputs, the securities would be categorized in Level 3.

Equity securities listed or regularly traded on a securities exchange or in the OTC market are valued at the last quoted sale price or, for certain markets, the official closing price at the time the valuations are made. OTC Bulletin Board securities are valued at the mean of the closing bid and asked prices. A security that is listed or traded on more than one exchange is valued at the quotation on the exchange determined to be the primary market for such security. Listed securities not traded on a particular day are valued at the mean of the closing bid and asked prices. Actively traded equity securities listed on a domestic exchange generally are categorized in Level 1 of the fair value hierarchy. OTC Bulletin Board securities, certain preferred securities, and equity securities traded in inactive markets generally are categorized in Level 2 of the fair value hierarchy.

Investments in mutual funds are valued at the mutual fund’s closing NAV per share on the day of valuation and are categorized in Level 1 of the fair value hierarchy. Financial futures contracts are valued at closing settlement prices and are categorized in Level 1 of the fair value hierarchy. Forward currency exchange contracts are valued using the prevailing forward exchange rate and are categorized in Level 2 of the fair value hierarchy. Swaps are valued at prices furnished by independent swap dealers or by an independent pricing service and generally are categorized in Level 2 of the fair value hierarchy; however, if unobservable inputs are significant to the valuation, the swap would be categorized in Level 3. Assets and liabilities other than financial instruments, including short-term receivables and payables, are carried at cost, or estimated realizable value, if less, which approximates fair value.

Thinly traded financial instruments and those for which the above valuation procedures are inappropriate or are deemed not to reflect fair value are stated at fair value as determined in good faith by the Valuation Committee. The objective of any fair value pricing determination is to arrive at a price that could reasonably be expected from a current sale. Financial instruments fair valued by the Valuation Committee are primarily private placements, restricted securities, warrants, rights, and other securities that are not publicly traded.

Subject to oversight by the Board, the Valuation Committee regularly makes good faith judgments to establish and adjust the fair valuations of certain securities as events occur and circumstances warrant. For instance, in determining the fair value of troubled or thinly traded debt instruments, the Valuation Committee considers a variety of factors, which may include, but are not limited to, the issuer’s business prospects, its financial standing and performance, recent investment transactions in the issuer, strategic events affecting the company, market liquidity for the issuer, and general economic conditions and events. In consultation with the investment and pricing teams, the Valuation Committee will determine an appropriate valuation technique based on available information, which may include both observable and unobservable inputs. The Valuation Committee typically will afford greatest weight to actual prices in arm’s length transactions, to the extent they represent orderly transactions between market participants, transaction information can be reliably obtained, and prices are deemed representative of fair value. However, the Valuation Committee may also consider other valuation methods such as a discount or premium from market value of a similar, freely traded security of the same issuer; discounted cash flows; yield to maturity; or some combination. Fair value determinations are reviewed on a regular basis and updated as information becomes available, including actual purchase and sale transactions of the issue. Because any fair value determination involves a significant amount of judgment, there is a degree of subjectivity inherent in such pricing decisions, and fair value prices determined by the Valuation Committee could differ from those of other market participants. Depending on the relative significance of unobservable inputs, including the valuation technique(s) used, fair valued securities may be categorized in Level 2 or 3 of the fair value hierarchy.

Valuation Inputs The following table summarizes the fund’s financial instruments, based on the inputs used to determine their fair values on November 30, 2016:

There were no material transfers between Levels 1 and 2 during the six months ended November 30, 2016.

NOTE 3 - DERIVATIVE INSTRUMENTS

During the six months ended November 30, 2016, the fund invested in derivative instruments. As defined by GAAP, a derivative is a financial instrument whose value is derived from an underlying security price, foreign exchange rate, interest rate, index of prices or rates, or other variable; it requires little or no initial investment and permits or requires net settlement. The fund invests in derivatives only if the expected risks and rewards are consistent with its investment objectives, policies, and overall risk profile, as described in its prospectus and Statement of Additional Information. The fund may use derivatives for a variety of purposes, such as seeking to hedge against declines in principal value, increase yield, invest in an asset with greater efficiency and at a lower cost than is possible through direct investment, or to adjust portfolio duration and credit exposure. The risks associated with the use of derivatives are different from, and potentially much greater than, the risks associated with investing directly in the instruments on which the derivatives are based. The fund at all times maintains sufficient cash reserves, liquid assets, or other SEC-permitted asset types to cover its settlement obligations under open derivative contracts.

The fund values its derivatives at fair value and recognizes changes in fair value currently in its results of operations. Accordingly, the fund does not follow hedge accounting, even for derivatives employed as economic hedges. Generally, the fund accounts for its derivatives on a gross basis. It does not offset the fair value of derivative liabilities against the fair value of derivative assets on its financial statements, nor does it offset the fair value of derivative instruments against the right to reclaim or obligation to return collateral. The following table summarizes the fair value of the fund’s derivative instruments held as of November 30, 2016, and the related location on the accompanying Statement of Assets and Liabilities, presented by primary underlying risk exposure:

Additionally, the amount of gains and losses on derivative instruments recognized in fund earnings during the six months ended November 30, 2016, and the related location on the accompanying Statement of Operations is summarized in the following table by primary underlying risk exposure:

Counterparty Risk and Collateral The fund invests in derivatives in various markets, which expose it to differing levels of counterparty risk. Counterparty risk on exchange-traded and centrally cleared derivative contracts, such as futures, exchange-traded options, and centrally cleared swaps, is minimal because the clearinghouse provides protection against counterparty defaults. For futures and centrally cleared swaps, the fund is required to deposit collateral in an amount specified by the clearinghouse and the clearing firm (margin requirement), and the margin requirement must be maintained over the life of the contract. Each clearinghouse and clearing firm, in its sole discretion, may adjust the margin requirements applicable to the fund.

Derivatives, such as bilateral swaps, forward currency exchange contracts, and OTC options, that are transacted and settle directly with a counterparty (bilateral derivatives) expose the fund to greater counterparty risk. To mitigate this risk, the fund has entered into master netting arrangements (MNAs) with certain counterparties that permit net settlement under specified conditions and, for certain counterparties, also require the exchange of collateral to cover mark-to-market exposure. MNAs may be in the form of International Swaps and Derivatives Association master agreements (ISDAs) or foreign exchange letter agreements (FX letters).

MNAs provide the ability to offset amounts the fund owes a counterparty against amounts the counterparty owes the fund (net settlement). Both ISDAs and FX letters generally allow termination of transactions and net settlement upon the occurrence of contractually specified events, such as failure to pay or bankruptcy. In addition, ISDAs specify other events, the occurrence of which would allow one of the parties to terminate. For example, a downgrade in credit rating of a counterparty would allow the fund to terminate while a decline in the fund’s net assets of more than a specified percentage would allow the counterparty to terminate. Upon termination, all transactions with that counterparty would be liquidated and a net termination amount settled. ISDAs include collateral agreements whereas FX letters do not. Collateral requirements are determined daily based on the net aggregate unrealized gain or loss on all bilateral derivatives with a counterparty, subject to minimum transfer amounts that typically range from $100,000 to $250,000. Any additional collateral required due to changes in security values is transferred the next business day. Collateral may be in the form of cash or debt securities issued by the U.S. government or related agencies. Cash posted by the fund is reflected as cash deposits in the accompanying financial statements and generally is restricted from withdrawal by the fund; securities posted by the fund are so noted in the accompanying Portfolio of Investments; both remain in the fund’s assets.

Collateral pledged by counterparties is not included in the fund’s assets because the fund does not obtain effective control over those assets. For bilateral derivatives, collateral posted or received by the fund is held in a segregated account at the fund’s custodian. As of November 30, 2016, securities valued at $13,767,000 had been posted by the fund to counterparties for bilateral derivatives. As of November 30, 2016, collateral pledged by counterparties to the fund for bilateral derivatives consisted of $17,720,000 cash. As of November 30, 2016, securities valued at $29,532,000 had been posted by the fund for exchange-traded and/or centrally cleared derivatives.

Forward Currency Exchange Contracts The fund is subject to foreign currency exchange rate risk in the normal course of pursuing its investment objectives. It uses forward currency exchange contracts (forwards) primarily to protect its non-U.S. dollar-denominated securities from adverse currency movements relative to the U.S. dollar. A forward involves an obligation to purchase or sell a fixed amount of a specific currency on a future date at a price set at the time of the contract. Although certain forwards may be settled by exchanging only the net gain or loss on the contract, most forwards are settled with the exchange of the underlying currencies in accordance with the specified terms. Forwards are valued at the unrealized gain or loss on the contract, which reflects the net amount the fund either is entitled to receive or obligated to deliver, as measured by the difference between the forward exchange rates at the date of entry into the contract and the forward rates at the reporting date. Appreciated forwards are reflected as assets and depreciated forwards are reflected as liabilities on the accompanying Statement of Assets and Liabilities. Risks related to the use of forwards include the possible failure of counterparties to meet the terms of the agreements; that anticipated currency movements will not occur, thereby reducing the fund’s total return; and the potential for losses in excess of the fund’s initial investment. During the six months ended November 30, 2016, the volume of the fund’s activity in forwards, based on underlying notional amounts, was generally less than 1% of net assets.

Futures Contracts The fund is subject to interest rate risk in the normal course of pursuing its investment objectives and uses futures contracts to help manage such risk. The fund may enter into futures contracts to manage exposure to interest rate and yield curve movements, security prices, foreign currencies, credit quality, and mortgage prepayments; as an efficient means of adjusting exposure to all or part of a target market; to enhance income; as a cash management tool; or to adjust portfolio duration and credit exposure. A futures contract provides for the future sale by one party and purchase by another of a specified amount of a specific underlying financial instrument at an agreed-upon price, date, time, and place. The fund currently invests only in exchange-traded futures, which generally are standardized as to maturity date, underlying financial instrument, and other contract terms. Payments are made or received by the fund each day to settle daily fluctuations in the value of the contract (variation margin), which reflect changes in the value of the underlying financial instrument. Variation margin is recorded as unrealized gain or loss until the contract is closed. The value of a futures contract included in net assets is the amount of unsettled variation margin; net variation margin receivable is reflected as an asset, and net variation margin payable is reflected as a liability on the accompanying Statement of Assets and Liabilities. Risks related to the use of futures contracts include possible illiquidity of the futures markets, contract prices that can be highly volatile and imperfectly correlated to movements in hedged security values and interest rates, and potential losses in excess of the fund’s initial investment. During the six months ended November 30, 2016, the volume of the fund’s activity in futures, based on underlying notional amounts, was generally between 7% and 14% of net assets.

Options The fund is subject to interest rate risk in the normal course of pursuing its investment objectives and uses options to help manage such risk. The fund may use options to manage exposure to security prices, interest rates, foreign currencies, and credit quality; as an efficient means of adjusting exposure to all or a part of a target market; to enhance income; as a cash management tool; or to adjust credit exposure. Options are included in net assets at fair value, purchased options are included in Investments in Securities, and written options are separately reflected as a liability on the accompanying Statement of Assets and Liabilities. Premiums on unexercised, expired options are recorded as realized gains or losses; premiums on exercised options are recorded as an adjustment to the proceeds from the sale or cost of the purchase. The difference between the premium and the amount received or paid in a closing transaction is also treated as realized gain or loss. In return for a premium paid, call and put options on futures give the holder the right, but not the obligation, to purchase or sell, respectively, a position in a particular futures contract at a specified exercise price. Risks related to the use of options include possible illiquidity of the options markets; trading restrictions imposed by an exchange or counterparty; movements in the underlying asset values and interest rates; and, for written options, potential losses in excess of the fund’s initial investment. During the six months ended November 30, 2016, the volume of the fund’s activity in options, based on underlying notional amounts, was generally between 0% and 2% of net assets. Transactions in written options and related premiums received during the six months ended November 30, 2016, were as follows:

Swaps The fund is subject to credit risk in the normal course of pursuing its investment objectives and uses swap contracts to help manage such risk. The fund may use swaps in an effort to manage exposure to changes in interest rates, inflation rates, and credit quality; to adjust overall exposure to certain markets; to enhance total return or protect the value of portfolio securities; to serve as a cash management tool; or to adjust portfolio duration and credit exposure. Swap agreements can be settled either directly with the counterparty (bilateral swap) or through a central clearinghouse (centrally cleared swap). Fluctuations in the fair value of a contract are reflected in unrealized gain or loss and are reclassified to realized gain or loss upon contract termination or cash settlement. Net periodic receipts or payments required by a contract increase or decrease, respectively, the value of the contract until the contractual payment date, at which time such amounts are reclassified from unrealized to realized gain or loss. For bilateral swaps, cash payments are made or received by the fund on a periodic basis in accordance with contract terms; unrealized gain on contracts and premiums paid are reflected as assets and unrealized loss on contracts and premiums received are reflected as liabilities on the accompanying Statement of Assets and Liabilities. For bilateral swaps, premiums paid or received are amortized over the life of the swap and are recognized as realized gain or loss in the Statement of Operations. For centrally cleared swaps, payments are made or received by the fund each day to settle the daily fluctuation in the value of the contract (variation margin). Accordingly, the value of a centrally cleared swap included in net assets is the unsettled variation margin; net variation margin receivable is reflected as an asset and net variation margin payable is reflected as a liability on the accompanying Statement of Assets and Liabilities.

Credit default swaps are agreements where one party (the protection buyer) agrees to make periodic payments to another party (the protection seller) in exchange for protection against specified credit events, such as certain defaults and bankruptcies related to an underlying credit instrument, or issuer or index of such instruments. Upon occurrence of a specified credit event, the protection seller is required to pay the buyer the difference between the notional amount of the swap and the value of the underlying credit, either in the form of a net cash settlement or by paying the gross notional amount and accepting delivery of the relevant underlying credit. For credit default swaps where the underlying credit is an index, a specified credit event may affect all or individual underlying securities included in the index and will be settled based upon the relative weighting of the affected underlying security(ies) within the index. Generally, the payment risk for the seller of protection is inversely related to the current market price or credit rating of the underlying credit or the market value of the contract relative to the notional amount, which are indicators of the markets’ valuation of credit quality. As of November 30, 2016, the notional amount of protection sold by the fund totaled $202,450,000 (0.7% of net assets), which reflects the maximum potential amount the fund could be required to pay under such contracts. Risks related to the use of credit default swaps include the possible inability of the fund to accurately assess the current and future creditworthiness of underlying issuers, the possible failure of a counterparty to perform in accordance with the terms of the swap agreements, potential government regulation that could adversely affect the fund’s swap investments, and potential losses in excess of the fund’s initial investment.

During the six months ended November 30, 2016, the volume of the fund’s activity in swaps, based on underlying notional amounts, was generally between 0% and 2% of net assets.

NOTE 4 - OTHER INVESTMENT TRANSACTIONS

Consistent with its investment objective, the fund engages in the following practices to manage exposure to certain risks and/or to enhance performance. The investment objective, policies, program, and risk factors of the fund are described more fully in the fund’s prospectus and Statement of Additional Information.

Restricted Securities The fund may invest in securities that are subject to legal or contractual restrictions on resale. Prompt sale of such securities at an acceptable price may be difficult and may involve substantial delays and additional costs.

TBA Purchase and Sale Commitments The fund may enter into to-be-announced (TBA) purchase or sale commitments (collectively, TBA transactions), pursuant to which it agrees to purchase or sell, respectively, mortgage-backed securities for a fixed unit price, with payment and delivery at a scheduled future date beyond the customary settlement period for such securities. With TBA transactions, the particular securities to be received or delivered by the fund are not identified at the trade date; however, the securities must meet specified terms, including issuer, rate, and mortgage term, and be within industry-accepted “good delivery” standards. The fund may enter into TBA transactions with the intention of taking possession of or relinquishing the underlying securities, may elect to extend the settlement by “rolling” the transaction, and/or may use TBA transactions to gain or reduce interim exposure to underlying securities. Until settlement, the fund maintains liquid assets sufficient to settle its TBA commitments.

To mitigate counterparty risk, the fund has entered into agreements with TBA counterparties that provide for collateral and the right to offset amounts due to or from those counterparties under specified conditions. Subject to minimum transfer amounts, collateral requirements are determined and transfers made based on the net aggregate unrealized gain or loss on all TBA commitments with a particular counterparty. At any time, the fund’s risk of loss from a particular counterparty related to its TBA commitments is the aggregate unrealized gain on appreciated TBAs in excess of unrealized loss on depreciated TBAs and collateral received, if any, from such counterparty. As of November 30, 2016, securities valued at $27,388,000 had been posted by the fund to counterparties for TBAs. Collateral pledged by counterparties to the fund for TBAs consisted of $1,241,000 cash.

Dollar Rolls The fund may enter into dollar roll transactions, pursuant to which it sells a mortgage-backed TBA or security and simultaneously agrees to purchase a similar, but not identical, TBA with the same issuer, rate, and terms on a later date at a set price from the same counterparty. The fund may execute a “roll” to obtain better underlying mortgage securities or to enhance returns. While the fund may enter into dollar roll transactions with the intention of taking possession of the underlying mortgage securities, it may also close a contract prior to settlement or “roll” settlement to a later date if deemed to be in the best interest of shareholders. Actual mortgages received by the fund may be less favorable than those anticipated. The fund accounts for dollar roll transactions as purchases and sales, which has the effect of increasing its portfolio turnover rate.

Bank Loans The fund may invest in bank loans, which represent an interest in amounts owed by a borrower to a syndicate of lenders. Bank loans are generally noninvestment grade and often involve borrowers whose financial condition is highly leveraged. Bank loans may be in the form of either assignments or participations. A loan assignment transfers all legal, beneficial, and economic rights to the buyer, and transfer typically requires consent of both the borrower and agent. In contrast, a loan participation generally entitles the buyer to receive the cash flows from principal, interest, and any fee payments on a portion of a loan; however, the seller continues to hold legal title to that portion of the loan. As a result, the buyer of a loan participation generally has no direct recourse against the borrower and is exposed to credit risk of both the borrower and seller of the participation. Bank loans often have extended settlement periods, usually may be repaid at any time at the option of the borrower, and may require additional principal to be funded at the borrowers’ discretion at a later date (unfunded commitments). Until settlement, the fund maintains liquid assets sufficient to settle its unfunded loan commitments. The fund reflects both the funded portion of a bank loan as well as its unfunded commitment in the Portfolio of Investments. However, if a credit agreement provides no initial funding of a tranche, and funding of the full commitment at a future date(s) is at the borrower’s discretion and considered uncertain, a loan is reflected in the Portfolio of Investments only if, and only to the extent that, the fund has actually settled a funding commitment.

Securities Lending The fund may lend its securities to approved brokers to earn additional income. Its securities lending activities are administered by a lending agent in accordance with a securities lending agreement. Security loans generally do not have stated maturity dates, and the fund may recall a security at any time. The fund receives collateral in the form of cash or U.S. government securities, valued at 102% to 105% of the value of the securities on loan. Collateral is maintained over the life of the loan in an amount not less than the value of loaned securities; any additional collateral required due to changes in security values is delivered to the fund the next business day. Cash collateral is invested by the lending agent(s) in accordance with investment guidelines approved by fund management. Additionally, the lending agent indemnifies the fund against losses resulting from borrower default. Although risk is mitigated by the collateral and indemnification, the fund could experience a delay in recovering its securities and a possible loss of income or value if the borrower fails to return the securities, collateral investments decline in value, and the lending agent fails to perform. Securities lending revenue consists of earnings on invested collateral and borrowing fees, net of any rebates to the borrower, compensation to the lending agent, and other administrative costs. In accordance with GAAP, investments made with cash collateral are reflected in the accompanying financial statements, but collateral received in the form of securities is not. At November 30, 2016, the value of loaned securities was $229,796,000; the value of cash collateral and related investments was $237,965,000.

Mortgage-Backed Securities The fund may invest in mortgage-backed securities (MBS or pass-through certificates) that represent an interest in a pool of specific underlying mortgage loans and entitle the fund to the periodic payments of principal and interest from those mortgages. MBS may be issued by government agencies or corporations, or private issuers. Most MBS issued by government agencies are guaranteed; however, the degree of protection differs based on the issuer. The fund also may invest in stripped MBS, created when a traditional MBS is split into an interest-only (IO) and a principal-only (PO) strip. MBS, including IOs and POs, are sensitive to changes in economic conditions that affect the rate of prepayments and defaults on the underlying mortgages; accordingly, the value, income, and related cash flows from MBS may be more volatile than other debt instruments. IOs also risk loss of invested principal from faster-than-anticipated prepayments.

Other Purchases and sales of portfolio securities other than short-term and U.S. government securities aggregated $4,098,114,000 and $3,148,965,000, respectively, for the six months ended November 30, 2016. Purchases and sales of U.S. government securities aggregated $14,563,693,000 and $14,187,827,000, respectively, for the six months ended November 30, 2016.

NOTE 5 - FEDERAL INCOME TAXES

No provision for federal income taxes is required since the fund intends to continue to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code and distribute to shareholders all of its taxable income and gains. Distributions determined in accordance with federal income tax regulations may differ in amount or character from net investment income and realized gains for financial reporting purposes. Financial reporting records are adjusted for permanent book/tax differences to reflect tax character but are not adjusted for temporary differences. The amount and character of tax-basis distributions and composition of net assets are finalized at fiscal year-end; accordingly, tax-basis balances have not been determined as of the date of this report.

The fund intends to retain realized gains to the extent of available capital loss carryforwards. Net realized capital losses may be carried forward indefinitely to offset future realized capital gains. As of May 31, 2016, the fund had $89,454,000 of available capital loss carryforwards.

At November 30, 2016, the cost of investments for federal income tax purposes was $32,162,126,000. Net unrealized loss aggregated $48,210,000 at period-end, of which $418,267,000 related to appreciated investments and $466,477,000 related to depreciated investments.

NOTE 6 - RELATED PARTY TRANSACTIONS

The fund is managed by T. Rowe Price Associates, Inc. (Price Associates), a wholly owned subsidiary of T. Rowe Price Group, Inc. (Price Group). The investment management agreement between the fund and Price Associates provides for an annual investment management fee that consists of an individual fund fee and a group fee; management fees are computed daily and paid monthly. The investment management agreement provides for an individual fund fee equal to 0.09% of the fund’s average daily net assets. Through April 30, 2017, Price Associates agreed to reduce the fund’s individual fee to 0.0765% for the portion of average daily net assets equal to or in excess of $20 billion. This contractual arrangement will renew automatically for one-year terms thereafter and may be revised, revoked, or terminated only with approval of the fund’s Board. Further, the fund has no obligation to repay fees reduced under this arrangement. Prior to November 1, 2016, the individual fund fee had been 0.15% of the fund’s average daily net assets and for the portion of average daily net assets equal to or in excess of $20 billion, Price Associates had agreed to reduce the fund’s individual fee to 0.1275%. The group fee rate is calculated based on the combined net assets of certain mutual funds sponsored by Price Associates (the group) applied to a graduated fee schedule, with rates ranging from 0.48% for the first $1 billion of assets to 0.270% for assets in excess of $500 billion. The fund’s group fee is determined by applying the group fee rate to the fund’s average daily net assets. At November 30, 2016, the effective annual group fee rate was 0.29%.

The R Class is subject to a contractual expense limitation through September 30, 2018. During the limitation period, Price Associates is required to waive its management fee or pay any expenses (excluding interest, expenses related to borrowings, taxes, and brokerage, and other non-recurring expenses permitted by the investment management agreement) that would otherwise cause the class’s ratio of annualized total expenses to average net assets (expense ratio) to exceed its expense limitation of 1.15%. The class is required to repay Price Associates for expenses previously waived/paid to the extent the class’s net assets grow or expenses decline sufficiently to allow repayment without causing the class’s expense ratio to exceed its expense limitation in effect at the time of the waiver. However, no repayment will be made more than three years after the date of a payment or waiver.

Pursuant to this agreement, $2,000 of expenses were waived/paid by Price Associates during the six months ended November 30, 2016. Including these amounts, expenses previously waived/paid by Price Associates in the amount of $11,000 remain subject to repayment by the fund at November 30, 2016.

The I Class is also subject to an operating expense limitation (I Class limit) pursuant to which Price Associates is contractually required to pay all operating expenses of the I Class, excluding management fees, interest, expenses related to borrowings, taxes, and brokerage, and other non-recurring expenses permitted by the investment management agreement, to the extent such operating expenses, on an annualized basis, exceed 0.05% of average net assets. This agreement will continue until September 30, 2018, and may be renewed, revised, or revoked only with approval of the fund’s Board. The I Class is required to repay Price Associates for expenses previously paid to the extent the class’s net assets grow or expenses decline sufficiently to allow repayment without causing the class’s operating expenses to exceed the I Class limit in effect at the time of the waiver. However, no repayment will be made more than three years after the date of a payment or waiver. For the six months ended November 30, 2016, the I Class operated below its expense limitation.

In addition, the fund has entered into service agreements with Price Associates and two wholly owned subsidiaries of Price Associates (collectively, Price). Price Associates provides certain accounting and administrative services to the fund. T. Rowe Price Services, Inc., provides shareholder and administrative services in its capacity as the fund’s transfer and dividend-disbursing agent. T. Rowe Price Retirement Plan Services, Inc., provides subaccounting and recordkeeping services for certain retirement accounts invested in the Investor Class, R Class and I Class. For the six months ended November 30, 2016, expenses incurred pursuant to these service agreements were $40,000 for Price Associates; $638,000 for T. Rowe Price Services, Inc.; and $231,000 for T. Rowe Price Retirement Plan Services, Inc. The total amount payable at period-end pursuant to these service agreements is reflected as Due to Affiliates in the accompanying financial statements.

Additionally, the fund is one of several mutual funds in which certain college savings plans managed by Price Associates may invest. As approved by the fund’s Board of Directors, shareholder servicing costs associated with each college savings plan are borne by the fund in proportion to the average daily value of its shares owned by the college savings plan. For the six months ended November 30, 2016, the fund was charged $317,000 for shareholder servicing costs related to the college savings plans, of which $249,000 was for services provided by Price. The amount payable at period-end pursuant to this agreement is reflected as Due to Affiliates in the accompanying financial statements. At November 30, 2016, approximately 1% of the outstanding shares of the Investor Class were held by college savings plans.

The fund is also one of several mutual funds sponsored by Price Associates (underlying Price funds) in which the T. Rowe Price Spectrum Funds (Spectrum Funds) and T. Rowe Price Retirement Funds (Retirement Funds) may invest. None of the Spectrum Funds or Retirement Funds invest in the underlying Price funds for the purpose of exercising management or control. Pursuant to special servicing agreements, expenses associated with the operation of the Spectrum Funds and Retirement Funds are borne by each underlying Price fund to the extent of estimated savings to it and in proportion to the average daily value of its shares owned by the Spectrum Funds and Retirement Funds. Expenses allocated under these agreements are reflected as shareholder servicing expense in the accompanying financial statements. For the six months ended November 30, 2016, the fund was allocated $792,000 of Spectrum Funds’ expenses and $18,777,000 of Retirement Funds’ expenses. Of these amounts, $7,667,000 related to services provided by Price. At period-end, the amount payable to Price pursuant to these agreements is reflected as Due to Affiliates in the accompanying financial statements. At November 30, 2016, 82% of the outstanding or shares of the Investor Class were held by the Spectrum Funds and Retirement Funds.

In addition, other mutual funds, trusts, and other accounts managed by Price Associates or its affiliates (collectively, Price funds and accounts) may invest in the fund and are not subject to the special servicing agreements disclosed above. No Price fund or account may invest for the purpose of exercising management or control over the fund. At November 30, 2016, approximately 54% of the I Class’s outstanding shares were held by Price funds and accounts.

The fund may invest in the T. Rowe Price Government Reserve Fund, the T. Rowe Price Treasury Reserve Fund, or the T. Rowe Price Short-Term Fund (collectively, the Price Reserve Funds), open-end management investment companies managed by Price Associates and considered affiliates of the fund. The Price Reserve Funds are offered as short-term investment options to mutual funds, trusts, and other accounts managed by Price Associates or its affiliates and are not available for direct purchase by members of the public. The Price Reserve Funds pay no investment management fees.

The fund may also invest in certain other T. Rowe Price funds (Price Funds) as a means of gaining efficient and cost-effective exposure to certain markets. The fund does not invest for the purpose of exercising management or control; however, investments by the fund may represent a significant portion of an underlying Price Fund’s net assets. Each underlying Price Fund is an open-end management investment company managed by Price Associates and is considered an affiliate of the fund. To ensure that the fund does not incur duplicate management fees (paid by the underlying Price Fund(s) and the fund), Price Associates has agreed to permanently waive a portion of its management fee charged to the fund in an amount sufficient to fully offset that portion of management fees paid by each underlying Price Fund related to the fund’s investment therein. Annual management fee rates and amounts waived related to investments in the underlying Price Fund(s) for the six months ended November 30, 2016, are as follows:

The fund may participate in securities purchase and sale transactions with other funds or accounts advised by Price Associates (cross trades), in accordance with procedures adopted by the fund’s Board and Securities and Exchange Commission rules, which require, among other things, that such purchase and sale cross trades be effected at the independent current market price of the security. During the six months ended November 30, 2016, the fund had no purchases or sales cross trades with other funds or accounts advised by Price Associates.

Information on Proxy Voting Policies, Procedures, and Records

A description of the policies and procedures used by T. Rowe Price funds and portfolios to determine how to vote proxies relating to portfolio securities is available in each fund’s Statement of Additional Information. You may request this document by calling 1-800-225-5132 or by accessing the SEC’s website, sec.gov.

The description of our proxy voting policies and procedures is also available on our corporate website. To access it, please visit the following Web page:

https://www3.troweprice.com/usis/corporate/en/utility/policies.html

Scroll down to the section near the bottom of the page that says, “Proxy Voting Policies.” Click on the Proxy Voting Policies link in the shaded box.

Each fund’s most recent annual proxy voting record is available on our website and through the SEC’s website. To access it through T. Rowe Price, visit the website location shown above, and scroll down to the section near the bottom of the page that says, “Proxy Voting Records.” Click on the Proxy Voting Records link in the shaded box.

How to Obtain Quarterly Portfolio Holdings

The fund files a complete schedule of portfolio holdings with the Securities and Exchange Commission for the first and third quarters of each fiscal year on Form N-Q. The fund’s Form N-Q is available electronically on the SEC’s website (sec.gov); hard copies may be reviewed and copied at the SEC’s Public Reference Room, 100 F St. N.E., Washington, DC 20549. For more information on the Public Reference Room, call 1-800-SEC-0330.

Item 2. Code of Ethics.

A code of ethics, as defined in Item 2 of Form N-CSR, applicable to its principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions is filed as an exhibit to the registrant’s annual Form N-CSR. No substantive amendments were approved or waivers were granted to this code of ethics during the registrant’s most recent fiscal half-year.

Item 3. Audit Committee Financial Expert.

Disclosure required in registrant’s annual Form N-CSR.

Item 4. Principal Accountant Fees and Services.

Disclosure required in registrant’s annual Form N-CSR.

Item 5. Audit Committee of Listed Registrants.

Not applicable.

Item 6. Investments.

(a) Not applicable. The complete schedule of investments is included in Item 1 of this Form N-CSR.

(b) Not applicable.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable.

Item 10. Submission of Matters to a Vote of Security Holders.

Not applicable.

Item 11. Controls and Procedures.

(a) The registrant’s principal executive officer and principal financial officer have evaluated the registrant’s disclosure controls and procedures within 90 days of this filing and have concluded that the registrant’s disclosure controls and procedures were effective, as of that date, in ensuring that information required to be disclosed by the registrant in this Form N-CSR was recorded, processed, summarized, and reported timely.

(b) The registrant’s principal executive officer and principal financial officer are aware of no change in the registrant’s internal control over financial reporting that occurred during the registrant’s second fiscal quarter covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12. Exhibits.

(a)(1) The registrant’s code of ethics pursuant to Item 2 of Form N-CSR is filed with the registrant’s annual Form N-CSR.

(2) Separate certifications by the registrant's principal executive officer and principal financial officer, pursuant to Section 302 of the Sarbanes-Oxley Act of 2002 and required by Rule 30a-2(a) under the Investment Company Act of 1940, are attached.

(3) Written solicitation to repurchase securities issued by closed-end companies: not applicable.

(b) A certification by the registrant's principal executive officer and principal financial officer, pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 and required by Rule 30a-2(b) under the Investment Company Act of 1940, is attached.

SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

T. Rowe Price New Income Fund, Inc.

	By	/s/ Edward C. Bernard
Edward C. Bernard
Principal Executive Officer

Date January 19, 2017

     Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

	By	/s/ Edward C. Bernard
Edward C. Bernard
Principal Executive Officer

Date January 19, 2017

	By	/s/ Catherine D. Mathews
Catherine D. Mathews
Principal Financial Officer

Date January 19, 2017